Exhibit 10.28.1

CONFIDENTIAL

LICENSE agreement

by and between

ALBIREO AB

and

AJINOMOTO PHARMACEUTICALS CO., LTD.

April 2, 2012

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

1

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Table of Contents (continued)

2

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Table of Contents (continued)

3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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LICENSE AGREEMENT

This LICENSE AGREEMENT (the “Agreement”) is entered into on this 2nd day of April, 2012 (the “Effective Date”), by and between Albireo AB, a company organized under the laws of Sweden with its principal place of business at Arvid Wallgrens Backe 20, 413 46 Gothenburg, Sweden (“Albireo”) and Ajinomoto Pharmaceuticals Co., Ltd., a company organized under the laws of Japan with its principal place of business at 1-1, Irifune 2-chome, Chuo-ku, Tokyo 104-0042, Japan (“Ajinomoto”).  Albireo and Ajinomoto may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Albireo owns or otherwise controls certain patents, patent applications, technology, know-how, scientific and technical information and other proprietary rights and information relating to the research, development and manufacture of the Albireo Compound (as defined below);

WHEREAS, Ajinomoto is engaged in the research, development, manufacture and commercialization of pharmaceutical products, and desires to acquire an exclusive license in the Territory (as defined below) under Albireo’s patents, patent applications, technology, know-how, scientific and technical information and other proprietary information relating to the Albireo Compound; and

WHEREAS, subject to the terms of this Agreement, Albireo wishes to grant to Ajinomoto, and Ajinomoto wishes to receive from Albireo, an exclusive license in the Territory to use, research, develop, manufacture and commercialize the Albireo Compound and Products (as defined below) in the Field (as defined below).

agreement

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS.

1.1.“Administrator” has the meaning set forth in Section 12.1.4.

1.2.“Adverse Event” means any adverse medical occurrence in a patient or clinical investigation subject that is administered a pharmaceutical product, as designated in any Applicable Law in the Territory and that is required to be reported to a Regulatory Authority.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

1.3.“Affiliate(s)” means, with respect to a Person, any other Person that controls, is controlled by, or is under common control with such first Person.  For purposes of this definition only, “control” means (i) to possess, directly or indirectly, the power to direct the management or policies of another Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (ii) to own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or other ownership interests of the other Person.

1.4.“Ajinomoto Data” has the meaning set forth in Section 10.3.1(d).

1.5.“Ajinomoto Indemnified Party” has the meaning set forth in Section 11.1.

1.6.“Ajinomoto Know-How” means (i) Know-How that Ajinomoto Controls as of the Effective Date, if any, or that comes into the Control of Ajinomoto during the Term  to the extent actually used by Ajinomoto to Develop, Manufacture, or Commercialize the Albireo Compound or Products in the Field, including, without limitation, any method of making the Albireo Compound or Products, any composition or formulations of the Albireo Compound or Products, or any method of using or administering the Albireo Compound or Products; and (ii) Know-How that is conceived, developed and, in the case of patentable Know-How, Invented solely by employees of Ajinomoto or its Affiliates, or Third Parties acting on behalf of Ajinomoto or its Affiliates during the Term in the course of Ajinomoto’s performance under this Agreement.  For the avoidance of doubt, neither Joint Know-How nor Know-How which is Albireo Know-How licensed to Ajinomoto pursuant to this Agreement are included in the definition of Ajinomoto Know-How.

1.7.“Ajinomoto Patent Rights” means (i) any Patent Right that Ajinomoto Controls as of the Effective Date, if any, or that comes into the Control of Ajinomoto during the Term to the extent such rights Cover the Ajinomoto Know-How or otherwise Cover the Albireo Compound or Products in the Field, any method of making the Albireo Compound or Products, any composition or formulations of the Albireo Compound or Products, or any method of using or administering the Albireo Compound or Products as actually made, used or sold by Ajinomoto; and (ii) any Patent Right that is conceived, developed and Invented solely by employees of Ajinomoto or its Affiliates, or Third Parties acting on behalf of Ajinomoto or its Affiliates during the Term in the course of Ajinomoto’s performance under this Agreement. For the avoidance of doubt, neither Joint Patent Rights nor Patent Rights which are Albireo Patent Rights licensed to Ajinomoto pursuant to this Agreement are included in the definition of Ajinomoto Patent Rights.

1.8.“Ajinomoto Technology” means Ajinomoto’s interest in (i) the Ajinomoto Know-How and (ii) the Ajinomoto Patent Rights, and all other intellectual property rights in any of the foregoing.

1.9.“Albireo Compound” means Albireo’s proprietary compound designated by Albireo on the Effective Date as “A3309” which has the chemical structure set forth in Schedule 1.9, including, without limitation, all [***] thereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.10.“Albireo Indemnified Party” has the meaning set forth in Section 11.2.

1.11.“Albireo Know-How” means (i) Know-How that Albireo or its Affiliates Control as of the Effective Date or that comes into the Control of Albireo or its Affiliates during the Term to the extent necessary or useful to Manufacture, Develop or Commercialize the Albireo Compound or Products in the Field, including, without limitation, any method of making the Albireo Compound or Products, any composition or formulations of the Albireo Compound or Products, or any method of using or administering the Albireo Compound or Products; (ii) Know-How that is conceived, developed and, in the case of patentable Know-How, Invented solely by employees of Albireo or its Affiliates, or Third Parties acting on behalf of Albireo or its Affiliates during the Term in the course of Albireo’s performance under this Agreement; and (iii) any data or results described in the proviso in Section 1.70.  For the avoidance of doubt, Joint Know-How and Know-How which is Ajinomoto Know-How licensed to Albireo pursuant to this Agreement are not included in the definition of Albireo Know-How.

1.12.“Albireo Patent Rights” means any Patent Right that Albireo or its Affiliates Control as of the Effective Date or that comes into the Control of Albireo or its Affiliates during the Term, including, without limitation, any Patent Right that is conceived, developed and Invented solely by employees of Albireo or its Affiliates, or Third Parties acting on behalf of Albireo or its Affiliates, during the Term in the course of Albireo’s performance under this Agreement to the extent such rights are necessary or useful to Manufacture, Develop or Commercialize the Albireo Compound or Products in the Field, including, without limitation, any method of making the Albireo Compound or Products, any composition or formulations of the Albireo Compound or Products, or any method of using or administering the Albireo Compound or Products; provided, however, that “Albireo Patent Rights” shall not include any Patent Rights to the extent that they Cover the use of the Albireo Compound or related products for the treatment of Liver Diseases.  For the avoidance of doubt, Joint Patent Rights and Patent Rights which are Ajinomoto Patent Rights licensed to Albireo pursuant to this Agreement are not included in the definition of Albireo Patent Rights. A list of the Albireo Patent Rights is set forth on Schedule 1.12, which Schedule shall be amended on a timely basis during the Term to reflect changes to the list of Albireo Patent Rights, provided that failure to include an Albireo Patent Right or otherwise update Schedule 1.12 shall not limit the scope of the definition of “Albireo Patent Rights.”  For the sake of clarity, if a Valid Claim is included within a Patent Right listed on Schedule 1.12, such Valid Claim shall only provide Innovator Protection if such Valid Claim satisfies the requirements of Section 1.66.

1.13.“Albireo Technology” means Albireo’s interest in (i) the Albireo Know-How and (ii) the Albireo Patent Rights, and all other intellectual property rights in any of the foregoing.

1.14.“API Manufacturing” means the manufacture, production and supply of the Albireo Compound for inclusion in a Product Developed and Commercialized in accordance with this Agreement.

1.15.“Applicable Laws” means all applicable statutes, ordinances, regulations, rules, or orders of any kind whatsoever of any regulatory authority.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.16.“Arbitrators” has the meaning set forth in Section 12.1.4.

1.17.“Audited Party” has the meaning set forth in Section 5.5.6.

1.18.“Auditing Party” has the meaning set forth in Section 5.5.6.

1.19.“BAS” means any compounds or compositions of matter that [***] in the [***] and prevent [***] the same.

1.20.“Bulk Price” means, on a Product-by-Product basis, with respect to any period, the purchase price of the Albireo Compound per dosage unit.

1.21.“Calendar Quarter” means each of the three (3) consecutive month periods ending on March 31, June 30, September 30 and December 31.

1.22.“Change of Control” means, with respect to Albireo or any of its Affiliates, (i) any sale, transfer, assignment, or other disposition, whether by operation of law or otherwise, of the voting stock or other securities, which results in any single Third Party owning directly or indirectly more than a majority of voting stock or other securities; (ii) the sale of substantially all assets in one or a series of transactions to a Third Party buyer; (iii) a merger or consolidation with any Third Party, as a result of which the equity holders of Albireo or any of its Affiliates immediately prior to such event hold less than a majority of the outstanding capital stock of the surviving entity or parent of the surviving entity; or (iv) the acquisition by a Third Party of the right to nominate a controlling majority of members of the board of directors.

1.23.“Chronic Idiopathic Constipation” or “CIC” has the meaning set forth on Schedule 1.23.

1.24.“Claim” has the meaning set forth in Section 12.1.4.

1.25.“Clinical Supply” has the meaning set forth in Section 4.4.1.

1.26.[***] means any pharmaceutical product in finished form that contains an Albireo Compound [***] at least [***] and all [***] thereof, provided that [***] contained in such [***] are [***].  Notwithstanding the foregoing, [***] shall not be deemed to be [***] and [***] in a Product [***] Combination Product.

1.27.“Commercialization” means any and all activities of using, importing, marketing, promoting, distributing, offering for sale or selling a Product in the Territory, including, for example, pre-commercial launch market development activities conducted in anticipation of Regulatory Approval which approves selling and/or marketing a Product, seeking pricing and reimbursement approvals for a Product, if applicable, preparing advertising and promotional materials, sales force training, all interactions and correspondence with a Regulatory Authority regarding Post-Approval Clinical Trials.  When used as a verb, “Commercialize” means to engage in Commercialization.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

1.28.“Commercialization Plan” has the meaning set forth in Section 4.5.1.

1.29.“Commercially Reasonable Efforts” means those efforts and resources normally used by [***] for a product or compound owned by it or to which it has rights of the type it has hereunder, which is of [***].  Without limiting the foregoing, Commercially Reasonable Efforts as it applies to the clinical development of the Albireo Compound and Products hereunder means adherence to the activities and timelines set forth in the Territory Development Plan, as may be amended from time to time.  “Commercially Reasonable” as used herein shall be interpreted in a corresponding manner.

1.30.“Competing Product” means a product that (i) is offered in the [***] and [***] as a Product or another [***] or [***] that may reasonably be expected to be substituted for a Product by a pharmacy; (ii) is approved for Commercialization by the Regulatory Authority in a country; (iii) contains an Albireo Compound as an active pharmaceutical ingredient; and (iv) is, in whole or in part, approved by such Regulatory Authority, where the Third Party granted such approval has provided the applicable Regulatory Authority with scientific data to substantiate a claim of equivalence to a Product containing the same Albireo Compound as the approved pharmaceutical product.

1.31.“Confidential Information” means, with respect to a Party, all information (and all tangible and intangible embodiments thereof), which is Controlled by such Party, and is disclosed by such Party to the other Party pursuant to this Agreement.  Any technical information disclosed at a meeting of the JDC, JCC or any other committee established pursuant to this Agreement shall constitute Confidential Information unless otherwise specified.

1.32.“Control” or “Controlled” means, with respect to any intellectual property of a Party, that the Party or its Affiliates (i) owns, has an interest in, or other than pursuant to this Agreement, has a license to such intellectual property; and (ii) has the ability to grant access, a license or a sublicense to such intellectual property to the other Party as provided in this Agreement without violating an agreement with or other rights of any Third Party, provided that, in the event a Future Acquirer becomes Albireo’s Affiliate or succeeds the position of Albireo as a Party, any intellectual property right controlled by such Future Acquirer shall be excluded from intellectual property Controlled by Albireo for purposes of this Agreement to the extent that, and only to the extent that, such intellectual property right (a) is not actually used by Albireo or its Affiliates or Licensees to develop, manufacture or commercialize the Albireo Compound or Products after the Future Acquirer qualified as such; (b) comes under the control of such Future Acquirer without any reference or access, by such Future Acquirer, to (A) Albireo Technology, Joint Technology, Ajinomoto Technology, Licensee Know-How, or Licensee Patent Rights; (B) Albireo’s Confidential Information or Ajinomoto’s Confidential Information or any other information under this Agreement related to the Albireo Compound or Products, or related to Ajinomoto or its Affiliates or Sublicensees; or (C) any information which such Future Acquirer obtains by being qualified as such; and (c) is not any intellectual property which would have been granted to Ajinomoto but for any occurrence of Change of Control. The Parties agree that, in the event a Future Acquirer becomes Albireo’s Affiliate or succeeds the position of Albireo as a Party, each Party shall, if requested by the other Party, discuss in good faith whether

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

maintaining the language of this Section 1.32 as it is should be adequate in order to maintain the relationship of the Parties contemplated herein. For the purpose of this Section 1.32, “control” or “controlled” means, with respect to any intellectual property of a Future Acquirer, that the Future Acquirer (i) owns, has an interest in, or other than pursuant to this Agreement, has a license to such intellectual property; and (ii) has the ability to grant access, a license or a sublicense to such intellectual property to Ajinomoto as provided in this Agreement without violating an agreement with or other rights of any Third Party.

1.33.“Cover” means, with respect to a Patent Right, that (i) making, using, selling, offering for sale, disposing of or importing of a given compound, product, composition or formulation; (ii) using of a given method or use; (iii) making use of given Know-How; or (iv) performance of a given invention [***].

1.34.“Development” means all activities performed by or on behalf of either Party in the performance of any Territory Development Plan for the Albireo Compound and Products in the Field.  Development shall include, without limitation, all activities related to research, preclinical testing, test method development and stability testing, toxicology, formulation, clinical studies, seeking Regulatory Approval and otherwise handling regulatory affairs, statistical analysis and report writing performed pursuant to the Territory Development Plan with respect to Products.  Development shall not include Manufacturing or Commercialization.  When used as a verb, “Develop” means to engage in Development.

1.35.“Development Costs” means Albireo’s direct costs specifically identifiable or allocable to Development of a Product pursuant to a Territory Development Plan and actually and reasonably incurred by Albireo or its Affiliates, including FTE Costs, costs of supplies and materials and amounts paid to Third Parties performing activities on behalf of Albireo or its Affiliates.

1.36.“Development Milestone” has the meaning set forth in Section 5.2.1.

1.37.“Disclosing Party” has the meaning set forth in Section 6.1.1.

1.38.“Drug Price” means, on a Product-by-Product basis, Japan’s National Health Insurance drug price, per dosage unit, assigned to a given Product by the Ministry of Health, Labour and Welfare of Japan, minus any consumption taxes contained in such drug price.

1.39.“Effective Date” means the date of this Agreement first set forth above.

1.40.“Effective Filing Date” means, with respect to a patent application, the earlier of (i) the filing date of such patent application or (ii) the earliest filing date of any earlier applications, in any jurisdiction, from which such patent application is entitled to claim the benefit of an earlier filing date under the Applicable Law.

1.41.“Elected Patent Rights” has the meaning set forth in Section 8.3.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.42.“External Factor” means one or more of the following events or circumstances occurred in Development or Manufacturing or regulatory conditions relating to the Albireo Compound or a Product that delays the further Development of a Product or results in delayed achievement of the enrollment of the first human subject in Japan in any clinical trial, including, without limitation, a Phase I clinical trial, by [***], provided that such events or circumstances were not caused by the negligent act or omission of Ajinomoto, its Sublicensees or any of its Affiliates: (i) the clinical trial of the Albireo Compound or Product is [***]; (ii) [***] difficulties, with respect to [***], for which Albireo receives written notice from Ajinomoto within [***] of becoming aware of such difficulty; (iii) [***] difficulties due to (A) incomplete conduct of activities undertaken by Albireo under the Territory Development Plan, for which Albireo receives written notice from Ajinomoto within [***] of becoming aware of such incompleteness, (B) Albireo’s notice pursuant to Section 4.1.4 which delays or withholds a Territory Study for a period greater than [***], or (C) [***] by Albireo, the adverse effects of which [***], in whole or in part, uncured by Albireo [***] after Albireo’s receipt of notice from Ajinomoto alerting Albireo to such inadequacy; or (iv) Albireo’s breach of this Agreement, which breach remains uncured for [***] measured from the date written notice of such breach is given to Albireo by Ajinomoto.

1.43.“FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder.

1.44.“Field” means all prophylactic and therapeutic uses of a pharmaceutical product in any formulation or dosage form: (i) to treat or prevent Gastrointestinal Diseases, symptoms of constipation of all causes, and postoperative ileus; and (ii) for use in colonoscopy cleansing procedures.

1.45.“Financial Records” has the meaning set forth in Section 5.5.5.

1.46.“First Commercial Sale” means, with respect to a Product and any country of the Territory, the first sale of such Product under this Agreement for use in the Field to a Third Party in such country, after such Product has been granted Regulatory Approval which approves selling and/or marketing such Product for use in the Field by the competent Regulatory Authorities in such country.

1.47.“First Indication” has the meaning set forth in Section 5.2.1.

1.48.“Force Majeure” has the meaning set forth in Section 12.2.

1.49.“FTE” means a full-time scientific or technical person, or in the case of less than a full-time scientific or technical person, a full-time equivalent scientific or technical person year, carried out by an employee of Albireo or its Affiliates.

1.50.“FTE Costs” means the actual FTEs employed by Albireo or its Affiliates in the conduct of Development activities under the Territory Development Plan multiplied by the applicable FTE Rate.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.51.“FTE Rate” means the rate that is applicable to an FTE. The rate is based on [***] which is demonstrated by [***] and is intended to capture [***].

1.52.“Future Acquirer” means the Third Party to any Change of Control transaction and any of such Third Party’s Affiliates.

1.53.“GAAP” means generally accepted accounting principles in each country in the Territory, as in effect from time to time.

1.54.“Gastrointestinal Diseases” means Functional Gastrointestinal Diseases in humans as defined by the Rome Foundation in “Rome III Diagnostic Criteria for Functional Gastrointestinal Disorders,” which is attached hereto as Exhibit 1.54. “Gastrointestinal Diseases” shall not include any Liver Diseases.

1.55.“Global Development Plan” has the meaning set forth in Section 4.2.1.

1.56.“Good Clinical Practice” or “GCP” means the then current standards for clinical trials for pharmaceuticals, as set forth in Applicable Laws and regulations promulgated thereunder, as amended from time to time.

1.57.“Good Laboratory Practice” or “GLP” means the then current standards for laboratory activities for pharmaceuticals, as set forth in Applicable Laws and regulations promulgated thereunder, as amended from time to time.

1.58.“Good Manufacturing Practice” or “GMP” means the then current standards for manufacturing activities for pharmaceuticals, as set forth in Applicable Laws and regulations promulgated thereunder, as amended from time to time.

1.59.“Government Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

1.60.“Grace Period” has the meaning set forth in Section 4.1.2.

1.61.“IBS-C” has the meaning set forth in Section 3.4.

1.62.“Indemnified Party” has the meaning set forth in Section 11.3.

1.63.“Indemnifying Party” has the meaning set forth in Section 11.3.

1.64.“Indemnity Cap” has the meaning set forth in Section 11.5.2.

1.65.“Infringement” has the meaning set forth in Section 8.7.1.

1.66.“Innovator Protection” means, with respect to a given Product sold by Ajinomoto, its Affiliates or its Sublicensees in a given country in the Territory, that (i) at least one Valid Claim of an Albireo Patent Right (other than an Albireo Patent Right that is Controlled by Albireo or its Affiliates non-exclusively with respect to such Product in such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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country) or a Joint Patent Right in such country Covers [***]; (ii) such [***] in such country; and/or (iii) at least one Valid Claim of an Ajinomoto Patent Right (other than an Ajinomoto Patent Right that is Controlled by Ajinomoto non-exclusively pursuant to a Third Party License with respect to such Product in such country) in such country Covers [***]; provided, however, that any Innovator Protection provided pursuant to clause (iii) of this Section 1.66 shall expire no later than fifteen (15) years after the First Commercial Sale of the first Product sold under this Agreement in such country.  For purposes of this Section 1.66 and Section 5.3.2(b), “[***]” means, with respect to a Product, [***] by Ajinomoto, its Affiliates or its Sublicensees, or a Third Party acting on their behalf; and, for purposes of this Section 1.66 and Section 10.3.1(d), “[***]” means, with respect to a Product in a country in the Territory, [***].

1.67.“Invented” means the act of invention by inventors, as determined in accordance with the patent laws of England.

1.68.“JCC” has the meaning set forth in Section 3.2.

1.69.“JDC” has the meaning set forth in Section 3.1.

1.70.“Joint Know-How” means any Know-How that is conceived, developed and/or, in the case of patentable Know-How, Invented jointly by an employee of Albireo or its Affiliates (or a Third Party acting on any of their behalf) and an employee of Ajinomoto or its Affiliates (or a Third Party acting on any of their behalf); provided, however, that, notwithstanding the foregoing, any data or results generated from studies funded, at least in part, by Albireo, shall not constitute “Joint Know-How” under this Agreement.

1.71.“Joint Patent Right” means any Patent Right that Covers Joint Know-How.

1.72.“Joint Technology” means Joint Know-How, Joint Patent Rights, and all other intellectual property rights therein.

1.73.“Know-How” means all inventions, discoveries, data, information (including, without limitation, scientific, technical or regulatory information), processes, methods, techniques, materials, technology, results, analyses, laboratory, pre-clinical and clinical data, or other know-how, whether or not patentable, including, without limitation, pharmacology, toxicology, drug stability, manufacturing and formulation methodologies and techniques, clinical and non-clinical safety and efficacy studies, marketing studies, absorption, distribution, metabolism and excretion studies.

1.74.“Legal Action” has the meaning set forth in Section 8.7.2

1.75.“Liability” has the meaning set forth in Section 11.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.76.“Licensee” means any Albireo Affiliate or a Third Party (other than Ajinomoto’s Sublicensee) that is granted a license, sublicense, covenant not to sue or other grant of rights directly or indirectly by Albireo with respect to development, manufacture, and/or commercialization of the Albireo Compound and/or Product.  “License” means an agreement or arrangement pursuant to which such a license, sublicense, covenant not to sue or other grant of rights has been granted to a Licensee.

1.77.“Licensee Know-How” means Know-How that Licensee controls as of the effective date of the License or that comes into the control of Licensee during the term of the License to the extent actually used by Licensee to develop, manufacture, or commercialize the Albireo Compound or Products, including, without limitation, any method of making the Albireo Compound or Products, any composition or formulations of the Albireo Compound or Products, or any method of using or administering the Albireo Compound or Products.

1.78.“Licensee Patent Rights” means any Patent Right that Covers Licensee Know-How.

1.79.“Liver Diseases” means the following diseases, including manifestations, symptoms and signs thereof: (i) cirrhosis/fibrosis; [***].

1.80.“Local Study” has the meaning set forth in Section 4.2.3.

1.81.“Manufacture,” “Manufactured” or “Manufacturing” means all activities involved in the production of the Albireo Compound and Products to be Developed and/or Commercialized under this Agreement, including, without limitation, API Manufacturing and having the Albireo Compound or Products manufactured by a Third Party.

1.82.“Names and Terms” has the meaning set forth in Section 6.1.6.

1.83.“NDA Approval” means the Regulatory Approval of an NDA for the applicable Product in any country or regulatory jurisdiction.

1.84.“NDA Filing” means submission to the applicable Regulatory Authority of the NDA for the applicable Product in any country or regulatory jurisdiction.

1.85.“Net Price” means, on a Product-by-Product basis, with respect to any period, Net Sales of a Product in the Field divided by the corresponding sold units of dosage of the Product.

1.86.“Net Sales” means, on a country-by-country and Product-by-Product basis, with respect to any period for each country in the Territory, the gross amounts invoiced by Ajinomoto, its Sublicensees or its Affiliates, as applicable, to unrelated Third Parties for sales of a Product in the Field in such country, less the following deductions to the extent included in the gross invoiced sales price for such Product or otherwise directly paid or incurred by Ajinomoto, its Sublicensees or its Affiliates with respect to the sale of such Product in such country: (i) any rebates, trade, quantity and cash discounts, and other usual and customary discounts to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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customers; (ii) retroactive price reductions, credits, adjustments and allowances, including, without limitation, rejections and returns (including, without limitation, recalls, market withdrawals, damaged goods, and other corrective actions), and including, without limitation, allowances and credits related to inventory management or similar agreements with wholesalers; (iii) compulsory payments, rebates and chargebacks and any payments of similar nature including, without limitation, those for managed health care organizations or federal, state, and local governments, their respective agencies (including, without limitation, Relief System for Sufferers from Adverse Drug Reactions in Japan), purchasers and reimbursers; (iv) sales, excise, turnover, inventory, use, and similar taxes and import/export duties actually due or incurred with respect to the sale of such Product, including, without limitation, value-added taxes and consumption taxes; (v) [***]; and (vi) freight, postage, shipping and insurance charges actually paid for local and international delivery of such Product.  Net Sales will be determined in accordance with GAAP.  Without limiting the generality of the foregoing, the following shall not be deemed sales: [***].

In the event that a Product is sold as a [***] in a country, Net Sales from the sale of such [***] in such country shall be calculated for each applicable period by multiplying the Net Sales (as determined without reference to this paragraph) of such [***] (in its entirety) in such country by the fraction A/(A+B), where A is the average gross invoice price of the Product containing the same Albireo Compound included in such [***] as the sole active ingredient when sold separately in finished form in such country and B is the average gross invoice price of the product containing the other prophylactically and/or therapeutically active pharmaceutical ingredient(s) included in the [***] when sold separately in finished form in such country each during the applicable period or, if sales of all products did not occur during such period, the most recent such period in which sales of all products occurred in such country. In the event no such separate sales are made by Ajinomoto, its Affiliates or Sublicensees in such country, Net Sales of the [***] in such country shall be calculated by multiplying such Net Sales by a fraction fairly and reasonably reflecting the relative value contributed by the Albireo Compound to the total value of the [***] as determined by the Parties in good faith.  In the event that the Parties are unable to mutually agree upon the fair market value of any products for which no sales exist, then the matter shall be resolved pursuant to Section 12.1.3.  To be a [***], products must be invoiced as a single product.

1.87.“New Drug Application” or “NDA” means, with respect to a Product in a country or regulatory jurisdiction, an application to obtain Regulatory Approval which approves selling and/or marketing such Product in such country or regulatory jurisdiction.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.88.“Patent Right” means any and all (i) patent applications filed under Applicable Law in any jurisdiction in the Territory, including, without limitation, all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, and all patents granted thereon; (ii) all patents, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including, without limitation, supplementary protection certificates or the equivalent thereof; and (iii) any other form of government-issued right substantially similar to any of the foregoing.

1.89.“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture, or similar entity or organization, including, without limitation, a government or political subdivision or department or agency of a government.

1.90.“Pharmacovigilance Agreement” has the meaning set forth in Section 4.3.4.

1.91.“Phase I” in reference to a clinical trial means a trial defined in 21 C.F.R. 312.21(a), as may be amended from time to time, or any equivalent thereto in any other jurisdiction in the Territory.

1.92.“Phase III” in reference to a clinical trial means a trial defined in 21 C.F.R. 312.21(c), as may be amended from time to time, or any equivalent thereto in any jurisdiction in the Territory.

1.93.“Phase IV” in reference to a clinical trial means a trial conducted after a product achieves Regulatory Approval which approves selling and/or marketing such product, carried out for purposes of conducting safety surveillance and ongoing technical support of the product.

1.94.“Post-Approval Clinical Trial” means any clinical trial for use of a Product in an indication, other than a Phase III or Phase IV clinical trial, to be conducted after a Regulatory Approval which approves selling and/or marketing such Product for such indication.

1.95.“Product” means any pharmaceutical product in finished form that contains the Albireo Compound, either as the sole active ingredient [***], and all present and future formulations, dosages and dosage forms thereof.

1.96.“Quality Agreement” has the meaning set forth in Section 4.4.1.

1.97.“Receiving Party” has the meaning set forth in Section 6.1.1.

1.98.“Recipients” has the meaning set forth in Section 6.1.1.

1.99.“Regulatory Approval” means the approval and authorization of a Regulatory Authority in a country or regulatory jurisdiction necessary to develop, manufacture, distribute, sell or market a Product in that country or regulatory jurisdiction, including pricing and reimbursement approval, where required.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.100.“Regulatory Authority” means any national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country of the world involved in the granting of regulatory approval for a pharmaceutical product.

1.101.“Regulatory Exclusivity” means any rights or protections which are recognized, afforded or granted by any Regulatory Authority in any country or region of the Territory in association with the Regulatory Approval of a Product in the Field, providing such Product: (i) a period of marketing exclusivity during which a Regulatory Authority that recognizes, affords or grants such marketing exclusivity shall refrain from either reviewing or approving a marketing authorization application or similar regulatory submission submitted by a Third Party seeking to market a Competing Product; or (ii) a period of data exclusivity during which a Third Party seeking to market a Competing Product is precluded from either referencing or relying upon, without an express right of reference from the dossier holder, such Product’s clinical dossier or relying on previous Regulatory Authority findings of safety or effectiveness with respect to such Product to support the submission, review or approval of a marketing authorization application or similar regulatory submission before the applicable Regulatory Authority.

1.102.“Regulatory Submissions” means applications for Regulatory Approval, notifications and other submissions made to or with a Regulatory Authority that are necessary to Develop, Manufacture or Commercialize a Product in the Field in a particular country, whether obtained before or after a Regulatory Approval in the country.  Regulatory Submissions include, without limitation, investigative new drug applications and NDAs, and amendments and supplements to any of the foregoing and their foreign counterparts, applications for pricing and reimbursement approvals, and all proposed labels, labeling, package inserts, monographs and packaging for a Product in a particular country.

1.103.“Relevant Countries” has the meaning set forth in Section 10.3.1.

1.104.“Restricted Product” has the meaning set forth in Section 6.3.1.

1.105.“Right of Reference” means the authority to rely upon, and otherwise use, an investigation for the purpose of obtaining approval of an application to a Regulatory Authority, including, without limitation, the ability to make available the underlying raw data from the investigation for audit by such Regulatory Authority, if necessary.

1.106.“Royalty Period” means, on a country-by-country and Product-by-Product basis, the period of time commencing on the date of First Commercial Sale of a Product in a country and extending until the date on which [***].

1.107.“Sales Milestone” has the meaning set forth in Section 5.2.2.

1.108.“Sublicensee” means, with respect to a Party, an Affiliate of such Party or a Third Party that is granted a license, sublicense, covenant not to sue or other grant of rights under this Agreement by such Party pursuant to Section 2.5.1 or 2.5.2 of this Agreement, as the case may be.  “Sublicense” means an agreement or arrangement pursuant to which such a license, sublicense, covenant not to sue or other grant of rights under this Agreement has been

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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granted by such Party to a Sublicensee pursuant to Section 2.5.1 or 2.5.2.  For the sake of clarification, an Affiliate of Albireo or a Third Party shall become a Sublicensee on the effective date of the relevant Sublicense between Albireo and such Affiliate or Third Party, regardless of whether any Ajinomoto Technology or Joint Technology exists on the effective date of such Sublicense.

1.109.“Sublicensee Material Breach” has the meaning set forth in Section 2.5.4.

1.110.“Sued Party” has the meaning set forth in Section 8.8.2.

1.111.“Supply Agreement” has the meaning set forth in Section 4.4.1.

1.112.“Technology” means Know-How and Patent Rights.

1.113.“Term” has the meaning set forth in Section 10.1.

1.114.“Territory” means Japan, the Kingdom of Thailand, the Republic of Korea, the Republic of Indonesia, the Socialist Republic of Vietnam and Taiwan.

1.115.“Territory Development Plan” means the plan for the Development of the Albireo Compound and Products for Regulatory Approval in the Field in the Territory approved by the JDC and as amended or updated from time to time, but in no event less frequently than once a year, in accordance with this Agreement.  The initial Territory Development Plan as of the date hereof is attached hereto as Exhibit 1.115.

1.116.“Territory Study” has the meaning set forth in Section 3.1.2(e).

1.117.“Third Part(y/ies)” means any Person other than Albireo and its Affiliates and Ajinomoto and its Affiliates.

1.118.“Third Party License” means a license, sublicense, covenant not to sue or other grant of rights directly or indirectly to either Party by a Third Party, including, without limitation, a Licensee.

1.119.“Trademark” has the meaning set forth in Section 8.6.1.

1.120.“Valid Claim” means any claim of (i) any issued and unexpired Patent Right in the Territory that has not been (A) revoked or held unenforceable, unpatentable or invalid by a Government Authority of competent jurisdiction in a decision that is not appealable or that has not been appealed within the time allowed for appeal or (B) abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (ii) any patent application in the Territory that has not been (A) cancelled, withdrawn or abandoned or (B) finally rejected by an administrative agency or Government Authority of competent jurisdiction in a decision that is not appealable or that has not been appealed within the time allowed for appeal, provided that, on a country-by-country basis, a Valid Claim shall exclude any [***] claim of such patent application that (x) has not been

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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granted within [***] from the Effective Filing Date of the patent application unless and until a patent issues from such application or (y) does not have a reasonable bona fide basis for patentability and enforceability.

1.121.“Year” means each twelve (12) month period ending December 31st.

2.	GRANT OF LICENSES.

2.1.License to Ajinomoto.  Subject to the terms and conditions of this Agreement, Albireo hereby grants to Ajinomoto, effective on the Effective Date, a royalty-bearing, exclusive license (even as to Albireo), with the right to sublicense as set forth in Section 2.5, under the Albireo Technology and Albireo’s interest in the Joint Technology to (i) Develop, Manufacture and Commercialize the Albireo Compound and Products in the Field in the Territory; and (ii) conduct pre-clinical Development and Manufacture of the Albireo Compound and Products in any country in the world for Commercialization in the Field in the Territory.  For the sake of clarity, neither Ajinomoto nor any of its Sublicensees or Affiliates shall conduct clinical Development activities related to the Albireo Compound or Products outside of the Territory.

2.2.License to Albireo.  Subject to the terms and conditions of this Agreement, Ajinomoto hereby grants to Albireo (i) a royalty-free, non-exclusive license, with the right to sublicense as set forth in Section 2.5, under the Ajinomoto Technology and Ajinomoto’s interest in the Joint Technology to the extent necessary for Albireo to exercise its rights and perform its obligations under this Agreement; (ii) a royalty-free, non-exclusive license, with the right to sublicense as set forth in Section 2.5, under the Ajinomoto Technology to conduct development and manufacture of the Albireo Compound and Products in any field in any country in the world (except to conduct clinical development of the Albireo Compound and Products in the Territory during the Term) and to commercialize the Albireo Compound and Products in any field outside of the Territory; and (iii) a royalty-free, exclusive license, with the right to sublicense as set forth in Section 2.5, under Ajinomoto’s interest in the Joint Technology to conduct development and manufacture of the Albireo Compound and Products in any field in any country in the world (except to conduct clinical development of the Albireo Compound and Products in the Territory during the Term) and to commercialize the Albireo Compound and Products in any field outside of the Territory, provided that Ajinomoto reserves the right under its interest in the Joint Technology to, and to have Third Parties acting on Ajinomoto’s behalf, conduct pre-clinical Development and Manufacture of the Albireo Compound and Products in any country in the world for Commercialization in the Field in the Territory.  Neither Albireo nor its Affiliates shall directly or indirectly (through Licensees or otherwise) commercialize a Product outside the Field in the Territory during the Term of this Agreement. Ajinomoto acknowledges and confirms that Albireo or its Affiliates may commercialize a product other than the Product, outside the Field in the Territory during the Term and that such commercialization is not prohibited by the immediately preceding sentence or this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.3.Restrictions.  Except as permitted by this Agreement, Albireo will not exercise or otherwise exploit the Ajinomoto Technology for any purpose other than to commercialize the Albireo Compound and Products in the Field outside the Territory.  Except as permitted by this Agreement, Ajinomoto will not exercise or otherwise exploit the Albireo Technology to commercialize the Albireo Compound and Products (i) in the Field outside of the Territory; or (ii) outside the Field.  Neither Albireo nor its Affiliates shall, directly or indirectly, through Licensees or otherwise, commercialize the Albireo Compound and/or a Product as a pharmaceutical product to treat or prevent Liver Diseases. Neither Albireo nor its Affiliates shall directly sell or distribute for sale any Product through channels that are intended to permit importation of a Product into the Territory, other than pursuant to the rights granted to Ajinomoto under this Agreement, and Albireo shall ensure that each License contains a provision prohibiting the relevant Licensee from undertaking any such sales or distribution.  Likewise, neither Ajinomoto nor its Affiliates shall directly sell or distribute for sale any Product through channels that are intended to permit importation of a Product outside the Territory, other than pursuant to the rights granted to Albireo under this Agreement, and Ajinomoto shall ensure that each Sublicense to which it is a party contains a provision prohibiting the relevant Sublicensee from undertaking any such sales or distribution.

2.4.Joint Technology.  Except as otherwise granted by each Party to the other pursuant to Section 2.1 and Section 2.2, each Party hereby grants the other Party a world-wide, non-exclusive, perpetual, royalty-free, fully paid up, freely sublicenseable right and license to exploit the Joint Technology in any manner without compensating or accounting to the other Party.

2.5.Sublicensing.

2.5.1.Ajinomoto Right to Sublicense.  Ajinomoto shall have the right to grant sublicenses under the rights granted to Ajinomoto in Section 2.1 to its Affiliates and to [***] for the Development, Manufacture and Commercialization of the Albireo Compound and Products in the Field in any country in the Territory and for the pre-clinical Development and Manufacture of the Albireo Compound and Products in any country in the world, provided that Ajinomoto shall obtain the prior written consent of Albireo prior to granting any sublicense under this Section 2.5.1, such consent not to be unreasonably withheld and, further provided that Ajinomoto shall remain responsible for its obligations under this Agreement, including the obligations to make payments to Albireo hereunder.  Ajinomoto shall be responsible for the performance of each Sublicensee and shall ensure that each Sublicensee complies with all relevant provisions of this Agreement.

2.5.2.Albireo Right to Sublicense.  Albireo shall have the right to grant sublicenses under the rights granted to Albireo in Section 2.2 to its Affiliates and to Third Parties (i) to the extent necessary for Albireo, to exercise its rights and perform its obligations under this Agreement, (ii) to develop and manufacture the Albireo Compound and Products in any field in any country in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the world (except to conduct clinical development of the Albireo Compound and Products in the Territory during the Term), and (iii) to commercialize the Albireo Compound and Products in any field outside of the Territory, provided that Albireo shall remain responsible for its obligations under this Agreement.  Albireo shall be responsible for the performance of each Sublicensee and shall ensure that each Sublicensee complies with all relevant provisions of this Agreement.  Albireo shall not grant a sublicense of the rights described in clauses (ii) and (iii) of this Section 2.5.2 unless the potential Sublicensee is a Licensee who has agreed to (a) grant to Albireo a license to Licensee Know-How and Licensee Patent Rights with respect to such Licensee, with, at least, the right to grant a sublicense to Ajinomoto with the right to further sublicense or (b) assign such Licensee Know-How and Licensee Patent Rights to Albireo.  Albireo hereby confirms that the Licensee Know-How and Licensee Patent Rights so granted or assigned to Albireo are included in Albireo Know-How and Albireo Patent Rights.

2.5.3.Sublicense Requirements.  Each Sublicense of a Party (i) shall be subject and subordinate to, and consistent with, the terms and conditions of this Agreement; (ii) shall not diminish, reduce or eliminate any of such Party’s obligations under this Agreement; (iii) shall require the Sublicensee(s) to comply with all applicable terms of this Agreement; (iv) shall require that the Sublicensee(s) of such Party grant to the other Party a Right of Reference to the same extent of the Right of Reference granted to such other Party pursuant to Section 2.6; (v) shall include an irrevocable commitment to make available any data controlled by such Sublicensee(s) arising out of such Sublicensee(s)’ development activities under the Global Development Plan or the Territory Development Plan, or Local Studies performed by such Sublicensee(s), (including, without limitation, by granting to the sublicensing Party a sublicenseable license under such data) to the non-sublicensing Party and its Sublicensees to the extent necessary for the non-sublicensing Party and its Sublicensees to exploit the rights granted under Sections 2.1 and 2.2, as applicable; and (vi) shall prohibit further sublicensing on terms which are not consistent with the other terms for Sublicense under this Section 2.5.  Each Party shall provide the other Party with a complete (excepting financial terms) copy of each Sublicense within thirty (30) days after execution thereof.

2.5.4.Breach of Sublicense.  In the event of an uncured material breach by any Sublicensee under a Sublicense that would constitute a material breach of such Party’s obligations under this Agreement (a “Sublicensee Material Breach”), such Party shall provide prompt written notice of such Sublicensee Material Breach to the other Party and shall use Commercially Reasonable Efforts to remedy such Sublicensee Material Breach; provided, however, that if such Party is unable to cure such Sublicensee Material Breach in accordance with Section 10.2.1 of this Agreement, such Sublicensee Material Breach shall be deemed to be an uncured material breach by such Party under this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.6.Right of Reference.  Each Party hereby grants to the other Party and its Sublicensees a Right of Reference to all data included in the regulatory submissions and Regulatory Approvals Controlled by such Party (including, without limitation, Regulatory Submissions and Regulatory Approvals assigned by Ajinomoto to Albireo pursuant to clause (i) of Section 10.3.1(c)), and to all data Controlled by such Party included in Regulatory Submissions and Regulatory Approvals Controlled by such other Party, relating to Products to the extent necessary or useful for such other Party to (i) in the case of Ajinomoto, (A) Develop, Manufacture and Commercialize the Albireo Compound and Products in the Field in the Territory and (B) conduct pre-clinical Development and Manufacture of the Albireo Compound and Products outside of the Territory, and (ii) in the case of Albireo, (A) develop and manufacture the Albireo Compound and Products in any field in any country in the world (except to conduct clinical development of the Albireo Compound and Products in the Territory during the Term) and (B) commercialize the Albireo Compound and Products in any field outside of the Territory.  Each Party shall provide a signed statement to the other Party that such other Party may rely on, in support of the approval of such other Party’s Regulatory Submissions, and provide the applicable Regulatory Authority access to, the underlying raw data included in such regulatory submissions and Regulatory Approvals Controlled by such Party and the underlying raw data Controlled by such Party included in such Regulatory Submissions and Regulatory Approvals Controlled by such other Party.  Any Right of Reference granted pursuant to this Section 2.6 shall be effective during the Term; provided, however, that with respect to any data included in a Regulatory Approval granted during the Term which approves selling and/or marketing a Product and the relevant Regulatory Submissions (including Regulatory Submissions filed after such Regulatory Approval that are required by the competent Regulatory Authority and/or Applicable Law), the Right of Reference to such data shall extend until the later of (a) the [***] the Term or (b) [***] after the grant of such Regulatory Approval.  Each Party shall maintain, at its expense, during the Term, all data, and the underlying raw data thereof, Controlled by such Party included or to be included in Regulatory Submissions and Regulatory Approvals Controlled by the other Party to the extent necessary or useful for such other Party to maintain and/or file the Regulatory Submissions for and to maintain Regulatory Approvals of Products; provided, however, that with respect to any data, and the underlying raw data thereof, included in a Regulatory Approval granted during the Term which approves selling and/or marketing a Product and the relevant Regulatory Submissions (including Regulatory Submissions filed after such Regulatory Approval that are required by the competent Regulatory Authority and/or Applicable Law) that is Controlled by such other Party, such Party shall maintain such data until the later of (x) the [***] the Term or (y) [***] after the grant of such Regulatory Approval.

2.7.Technology Transfer.  Within thirty (30) days after the Effective Date, Albireo shall use Commercially Reasonable Efforts to make available all Albireo Know-How to Ajinomoto, at Ajinomoto’s expense. With respect to any data, study results, and other information relating to the Albireo Compound and Products presented by Albireo to Ajinomoto prior to the Effective Date or during the Term, Albireo shall promptly notify Ajinomoto if Albireo should become aware of any material incompleteness and/or material inaccuracy of such data, study results, and other information.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.8.No Other Rights.  No rights, other than those expressly set forth in this Agreement are granted to either Party hereunder, and no additional rights shall be deemed granted to either Party by implication, estoppel or otherwise.  All rights not expressly granted by either Party to the other hereunder are reserved.

3.	DECISION MAKING AND DISPUTE RESOLUTION.

3.1.Joint Development Committee.  Within thirty (30) days of the Effective Date, the Parties shall establish a joint development committee (the “JDC”) that will be responsible for overseeing the Development of Products in the Field in the Territory, and will serve as a forum for exchanging data, information and Development strategy regarding the Products.  In addition, the JDC will serve as a forum for sharing and discussing material data and information regarding development of Products by Albireo or its Licensees for commercialization outside of the Territory.  Within sixty (60) days of the Effective Date, the JDC shall adopt a charter consistent with the terms of this Agreement.

3.1.1.Membership.  The JDC will consist of three (3) senior representatives from each Party.  Albireo and Ajinomoto will each designate a co-chair for the JDC.  The co-chairs will be responsible for calling meetings and setting the agenda (which shall include a list of all participants expected at a meeting) and circulating such agenda at least [***] prior to each meeting and distributing minutes of the meetings within [***] following such meeting, but will not otherwise have any greater power or authority than any other member of the JDC.  JDC members shall have such expertise as appropriate to the activities of the JDC from time to time and the JDC may invite personnel of the Parties having formulation, manufacturing, commercial, marketing and other expertise to participate in discussions of the JDC from time to time as appropriate to assist in the activities of the JDC.  The JDC may appoint additional committees as desired.

3.1.2.Responsibilities.  The JDC’s responsibilities will include, among others:

(a)reviewing and approving amendments to the Territory Development Plan;

(b)establishing target product profiles for Products in the Territory (including indications for which Products will be Developed and Commercialized in the Territory, key labeling claims required for commercial success of Products given the competitive environment, and any other key product features and benefits which will be used to Develop or support a promotional message or reimbursement status for Products);

(c)reviewing and evaluating progress under the Territory Development Plan on a quarterly basis;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(d)allocating and assigning Development activities in the Territory Development Plan between the Parties;

(e)reviewing protocols (including their modification) for pre-clinical or clinical studies relating to the Products in the Territory (each, a “Territory Study”);

(f) monitoring progress of Territory Studies and proposing additional studies for Products;

(g)recommending whether to jointly Develop a Product in the Territory for new indications or new formulations;

(h)reviewing and commenting on Regulatory Submissions in the Territory relating to Products;

(i)facilitating the exchange of all data, information, material or results relating to Development of Products;

(j)establishing procedures regarding the collection, sharing and reporting of Adverse Event information related to Products consistent with the Pharmacovigilance Agreement to be entered into in accordance with Section 4.3.4;

(k)arranging for each Party to discuss and agree upon the appropriate [***] for the [***] in the [***] activities under the [***] and to [***]; and

(l) receiving and discussing all material data, information, material or results relating to development of Products by Albireo or Licensees for commercialization outside of the Territory.

3.1.3.Meetings.  During Development, the JDC will meet at such frequency as shall be established by the Parties (but not less frequently than four (4) times per Year).  Meetings of the JDC shall alternate between the offices of the Parties, unless otherwise agreed upon by the members of the JDC, or may be held telephonically or by video conference.  Meetings of the JDC shall be effective only if at least one (1) representative of each Party is in attendance or participating in the meeting.  Members of the JDC shall have the right to participate in and vote at meetings by telephone.  Each Party shall be responsible for expenses incurred by its employees and its members of the JDC in attending or otherwise participating in JDC meetings.  Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the JDC.  If a representative of a Party is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the absent representative.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.1.4.Minutes and Agendas.  The minutes of each JDC meeting shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JDC.  Minutes of each JDC meeting shall be approved or disapproved, and revised as necessary, at the next meeting.

3.2.Joint Commercialization Committee.  No later than the dosing of the first patient in the first Phase III clinical trial for the Product in the Territory, the Parties will establish a joint commercialization committee (“JCC”) that will oversee the Commercialization of the Product in the Field in the Territory.  The JCC will coordinate selling and marketing efforts under the Commercialization Plan and will serve as a forum regarding Product Commercialization in the Field in the Territory.  In addition, the JCC will serve as a forum for sharing and discussing material data and information regarding commercialization of Products by Albireo or Licensees outside of the Territory. No later than sixty (60) days after the JCC is established, the JCC shall adopt a charter consistent with the terms of this Agreement.

3.2.1.Membership.  The JCC will consist of three (3) senior representatives from each Party.  Albireo and Ajinomoto will each designate a co-chair for the JCC.  The co-chairs will be responsible for calling meetings and setting the agenda for and distributing minutes of the meetings, but will not otherwise have any greater power or authority than any other member of the JCC.  JCC members shall have such expertise as appropriate to the activities of the JCC from time to time and the JCC may invite personnel of the Parties having development, formulation, manufacturing, financial and other expertise to participate in discussions of the JCC from time to time as appropriate to assist in the activities of the JCC.

3.2.2.Responsibilities.  The JCC’s responsibilities will be limited to the following:

(a)reviewing the strategy for the Commercialization of Products in the Field in the Territory;

(b)reviewing the Commercialization Plan for Products in the Field in the Territory, as well as updating the Commercialization Plan on an annual basis to reflect materially changed circumstances, and amending the Commercialization Plan from time to time as appropriate;

(c)overseeing the implementation of the strategy for Commercializing Products in the Field in the Territory (including strategies related to Regulatory Approvals, reimbursement, publications, advertising and promotion, brand integrity, sales, and launch sequence as set forth in the Commercialization Plan);

(d)providing input to the JDC regarding the target product profile for Products and making recommendations regarding changes to the same;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(e)reviewing the annual marketing plans and life cycle management plans for Products in the Field in the Territory;

(f)reviewing usage rules for the Trademarks; and

(g)receiving and discussing material data and information regarding commercialization of the Products by Albireo or Licensees outside of the Territory.

3.2.3.Meetings.  The JCC will meet at such frequency as shall be established by the Parties (but not less frequently than two (2) times per Year commencing twelve (12) months prior to the anticipated final Regulatory Approval necessary for the First Commercial Sale of the initial Product in the Territory and during the first five (5) years of Commercialization).  Meetings of the JCC shall alternate between the offices of the Parties, unless otherwise agreed upon by the members of the JCC, or may be held telephonically or by video conference.  Meetings of the JCC shall be effective only if at least one (1) representative of each Party is in attendance or participating in the meeting.  Members of the JCC shall have the right to participate in and vote at meetings by telephone.  Each Party shall be responsible for expenses incurred by its employees and its members of the JCC in attending or otherwise participating in JCC meetings.

3.2.4.Minutes and Agendas.  The minutes of each JCC meeting shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JCC.  Minutes of each JCC meeting shall be approved or disapproved, and revised as necessary, at the next meeting.

3.3.Other Committees.  The Parties may establish other committees or sub-committees as the Parties deem appropriate.

3.4.Elevation and Dispute Resolution.  Each Party’s representatives on any committee will collectively have one vote on all matters that are within the responsibility of such committee.  The members of each committee will use reasonable efforts to reach consensus on all decisions.  In the event that the members of the JDC or JCC are unable to agree on a particular issue within [***] days of such issue being first presented to such committee, such issue shall be referred to [***] of each Party or their designees for resolution and, in the event such individuals are unable to resolve such issue within [***] days, [***], provided that [***] shall reasonably consider [***] hereunder and shall [***] consistent with the goal of obtaining Regulatory Approval for Products as soon as practicable and to commercialize the Products where all Regulatory Approval necessary for marketing and distribution is obtained and, provided further, that no amendment to the Territory Development Plan that allocates responsibilities or activities to Albireo may be approved by [***].  For the avoidance of doubt, no decision of the JDC, JCC or [***] may be made that would (i) reduce the obligations of the Parties under this Agreement; or (ii) reasonably be expected to have a material adverse effect on

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the Global Development Plan or commercialization of the Albireo Compound in China, the US and/or the EU.  Notwithstanding clause (ii) of this Section 3.4, the JDC, JCC and [***] may decide to undertake any activity required pursuant to Applicable Law and/or written instructions from the competent Regulatory Authority in a country in the Territory to obtain Regulatory Approval of a Product for CIC or Constipation-Predominant Irritable Bowel Syndrome (“IBS-C”) in such country, provided that, [***] and shall use Commercially Reasonable Efforts to [***] to avoid or minimize the adverse effects of such activity.

4.	DEVELOPMENT, REGULATORY, COMMERCIALIZATION.

4.1.Development

4.1.1.Territory Development Plan.  The initial Territory Development Plan for the initial Product in the Field is set forth in Exhibit 1.115.  Ajinomoto will direct, coordinate and manage the Development of the initial Product in the Field in the Territory in accordance with the Territory Development Plan.  The Territory Development Plan will include, among other things, the indications in the Field for which each Product is to be Developed and other exploratory indications in the Field for which a Product may be developed, critical activities to be undertaken, timelines, Go/No Go decision points and relevant decision criteria and allocations of responsibilities between the Parties for the various activities to be undertaken under the Territory Development Plan.  During the Term, Ajinomoto will amend the Territory Development Plan on an ongoing basis as necessary, any amendments (other than amendments required to comply with Applicable Laws or written requirements imposed by Regulatory Authorities) being subject to review by the JDC, and any amendments required to comply with Applicable Laws or written requirements imposed by Regulatory Authorities being subject to report to the JDC, provided that the Territory Development Plan will at all times contain terms that reflect the use of Commercially Reasonable Efforts to Develop the Product to obtain Regulatory Approval in the Field in Japan and, after the first patient is dosed in a Phase III trial of the Product in Japan, in the other countries throughout the Territory as soon as practicable and provided further that Ajinomoto will not assign any Development activities to Albireo beyond those set forth in the initial Territory Development Plan without Albireo’s prior consent, such consent not to be unreasonably withheld.

4.1.2.Development Activities.  Except for the specific responsibilities allocated to Albireo as set forth in the Territory Development Plan or assigned to Albireo by Ajinomoto after receiving Albireo’s prior consent and subject to Section 4.1.4, Ajinomoto will be responsible for all aspects of Development of Products, including conducting all clinical trials for Products and payment of all costs associated with the Development activities undertaken by Albireo in accordance with the Territory Development Plan; provided, however, that if such activities undertaken by Albireo or its Affiliate are also a

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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part of the Global Development Plan, Albireo shall be responsible for all costs associated with such activities, unless such activities are also (i) specific to or primarily related to obtaining Regulatory Approval in the Territory and (ii) specifically requested by Ajinomoto, in which case Ajinomoto shall be responsible for all costs associated with such activities.  Ajinomoto shall use Commercially Reasonable Efforts to implement, conduct and complete the Development activities under the Territory Development Plan, and, to the extent the Territory Development Plan contemplates activities by Albireo, to cooperate with and provide reasonable support to Albireo in Albireo’s conduct of activities under the Territory Development Plan.  Without limiting the foregoing, Ajinomoto shall use Commercially Reasonable Efforts to enroll the first human subject in Japan in any clinical trial for the purpose of Regulatory Approval of a Product, including, without limitation, a Phase I clinical trial, by the [***] of the Effective Date.  In the event Ajinomoto fails to enroll such human subject in Japan by the [***], this Agreement shall automatically terminate on the [***] following such [***]; provided, however, that Ajinomoto may maintain this Agreement if, within [***] after such [***], Ajinomoto (a) enrolls the first human subject in a clinical trial in Japan or (b) pays the first milestone payment set forth in Section 5.2.1 to Albireo; and provided, further, that if Ajinomoto’s failure to enroll the first human subject in a clinical trial in Japan by [***] is attributable to an External Factor, the Parties shall promptly meet to discuss in good faith an appropriate grace period beyond such [***] period (such grace period, the “Grace Period”).  Once the Grace Period is agreed upon by the Parties, such [***] period shall be extended by such Grace Period.  Payment of the first milestone pursuant to this Section 4.1.2 shall terminate any obligation to pay such milestone upon actual enrollment of the first human subject in any clinical trial in Japan.  Each Party will undertake its Development activities in accordance with all Applicable Laws, GCP, GLP and GMP.

4.1.3.Reports of Development Activities.  Each Party shall report on Development activities undertaken by such Party or its Sublicensees in accordance with the Territory Development Plan, including, without limitation, by providing a reasonably detailed summary of all results, data and material inventions, if any, obtained from such activities.  Such reports shall be provided by each Party to the other at least [***] prior to each meeting of the JDC, but not less frequently than quarterly.  In addition, each Party shall, upon the other party’s request and at the other party’s expense, make appropriate scientific and regulatory personnel available to the other Party, either by telephone or in person as the Parties may mutually agree, as reasonably required to keep the other Party informed of Development activities.

4.1.4.Territory Studies.  Ajinomoto, its Affiliates, and/or its Sublicensees may conduct Territory Studies if the following conditions have been met: (i) such Territory Study is included in an approved Territory Development Plan; and (ii) Ajinomoto has provided written notice to Albireo of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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its (or its Affiliates’ or Sublicensees’) intent to commence any such Territory Study, which notice shall include a copy of the Territory Study protocol, and Albireo has not, within [***] of receipt of such notice, notified Ajinomoto that it has made a good faith determination that the conduct of such Territory Study will adversely affect the development or commercialization of the Product by Albireo, its Licensees or its Sublicensees in [***], the US and/or the EU.   In the event Albireo provides the notice to Ajinomoto described in the prior sentence, Ajinomoto shall consult with Albireo and shall use Commercially Reasonable Efforts to implement all reasonable requests of Albireo made to avoid or minimize the adverse effects of such Territory Study prior to conducting such Territory Study.  If Albireo determines, in its sole discretion, that the adverse effects of a Territory Study cannot be mitigated through the requested changes agreed to be implemented by Ajinomoto, Ajinomoto, its Affiliates and/or its Sublicensees shall not commence such Territory Study; provided, however, that Ajinomoto, its Affiliates and/or Sublicensees may commence such Territory Study if such Territory Study is required to obtain Regulatory Approval of a Product for CIC or IBS-C in a country in the Territory pursuant to Applicable Laws or written instruction from the competent Regulatory Authority in such country.  Albireo may share the protocol, data and results of any Territory Study with Licensees, provided that such Licensee shall be subject to a confidential disclosure agreement that is at least as protective of such information as the confidentiality restrictions in this Agreement and provided further that Albireo shall have the right to share with Ajinomoto, its Affiliates, and its Sublicensees and shall provide promptly, at least, to Ajinomoto any of such Licensee’s similar protocols, data and study results.  Each Party and its Sublicensee will undertake its Territory Studies activities in accordance with all Applicable Laws, GCP, GLP and GMP.

4.1.5.Regulatory Diligence Obligations.  Ajinomoto shall use Commercially Reasonable Efforts to apply for and obtain Regulatory Approval throughout the Territory as soon as practicable.

4.2.Global Development Plan and Local Studies.

4.2.1.Global Development Plan.  A summary of Albireo’s Global Development Plan is set forth in Exhibit 4.2.1 (the “Global Development Plan”).  The Global Development Plan will include, among other things, Phase III clinical studies, pre-clinical studies and CMC (chemistry, manufacturing, and controls) for obtaining Regulatory Approval in the US and the EU. Albireo shall use Commercially Reasonable Efforts to implement and conduct the development activities identified under the Global Development Plan.  Albireo shall be responsible for all aspects of the Global Development Plan and payment of all costs associated with the development activities undertaken by Albireo in accordance with the Global Development Plan; provided, however, that if such activities are also the Development activities undertaken by Albireo or its

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Affiliate in accordance with the Territory Development Plan and further are also (i) specific to or primarily related to obtaining Regulatory Approval in the Territory and (ii) specifically requested by Ajinomoto, Ajinomoto shall be responsible for all costs associated with such activities.  Ajinomoto acknowledges that the Global Development Plan is subject to change (including, without limitation, the inclusion of additional studies) at any time by Albireo or its Licensees, in Albireo’s or such Licensee’s reasonable discretion; provided, however, that Albireo shall provide Ajinomoto with [***] prior written notice of such changes and provided further that in the event that Ajinomoto notifies Albireo that it has made a good faith determination that such changes proposed to the revised Global Development Plan will adversely affect Development, Manufacture or Commercialization of the Albireo Compound and/or Product by Ajinomoto or its Sublicensees, Albireo shall consult with Ajinomoto and shall use Commercially Reasonable Efforts to implement all reasonable requests of Ajinomoto made to avoid or minimize the adverse effects of such changes proposed to the revised Global Development Plan. Albireo will conduct its development activities under the Global Development Plan in accordance with all Applicable Laws, GCP, GLP and GMP.

4.2.2.Reports of Development Activities.  Albireo shall report on development activities undertaken by Albireo in accordance with Global Development Plan, including, without limitation, by providing a reasonably detailed summary of all results, data and, material inventions, if any, obtained from such activities.  Albireo shall report on development activities of each of its Licensees, including, without limitation, by providing a reasonably detailed summary of all results, data and, to the extent such Licensee is a Sublicensee of Albireo pursuant to clause (ii) or (iii) of Section 2.5.2, Licensee Know-How and Licensee Patent Rights, if any, obtained from such activities; provided, however, that Albireo’s reporting obligations with respect to each Licensee’s activities under this Section 4.2.2 shall exist if, and only to the extent that, Ajinomoto agrees in writing to permit Albireo to report to such Licensee on Ajinomoto’s development activities on terms substantially similar to this Section 4.2.2.  Albireo shall provide reports of its and its Licensees development activities to Ajinomoto [***]. Additionally, at least [***] prior to each meeting of the JDC, Albireo shall provide Ajinomoto with updates of such development activities to the previous meeting of the JDC.  In addition, Albireo shall, upon Ajinomoto’s request and at Ajinomoto’s expense, make appropriate scientific and regulatory personnel available to Ajinomoto, either by telephone or in person as the Parties may mutually agree, as reasonably required to keep Ajinomoto informed of development activities under the Global Development Plan.

4.2.3.Local Studies.  Albireo or its Licensee may conduct pre-clinical and clinical studies relating to Products outside of the Global Development Plan but not in the Territory (each, a “Local Study”) if the following conditions have been met: (i) Albireo has provided written notice to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Ajinomoto of its or its Licensee’s intent to commence any such Local Study, which notice shall include a copy of synopsis of the Local Study protocol; and (ii) Ajinomoto has not, within [***] of receipt of such notice, notified Albireo that [***].  In the event Ajinomoto provides the notice to Albireo described in the prior sentence, Albireo shall consult with Ajinomoto and shall use Commercially Reasonable Efforts to implement all reasonable requests of Ajinomoto made to avoid or minimize such adverse effects of such Local Study prior to conducting such Local Study. Albireo will conduct its Local Studies in accordance with all Applicable Laws, GCP, GLP and GMP.

4.2.4.Reports of Local Studies.  Albireo shall report on development activities undertaken by it relating to any Local Study, including, without limitation, by providing any protocol, a reasonably detailed summary of all results, data, and material inventions, if any, obtained from such activities.  Albireo shall report on development activities undertaken by each of its Licensees relating to any Local Study, including, without limitation, by providing any protocol, a reasonably detailed summary of all results, data, and, to the extent such Licensee is a Sublicensee of Albireo pursuant to clause (ii) or (iii) of Section 2.5.2, Licensee Know-How and Licensee Patent Rights, if any, obtained from such activities; provided, however, that Albireo’s reporting obligations with respect to each Licensee’s activities under this Section 4.2.4 shall exist if, and only to the extent that, Ajinomoto agrees in writing to permit Albireo to report to such Licensee on Ajinomoto’s development activities on terms substantially similar to this Section. Such reports shall be provided by Albireo to Ajinomoto in the same manner as the reports and updates pursuant to Section 4.2.2. Also, Albireo shall, upon Ajinomoto’s request and at Ajinomoto’s expense, make appropriate scientific and regulatory personnel available to Ajinomoto, either by telephone or in person as the Parties may mutually agree, for the purpose to keep Ajinomoto informed of development activities and results obtained under the Local Studies.

4.3.Regulatory Matters.

4.3.1.Responsibility For Regulatory Interactions.  Ajinomoto shall be responsible for all regulatory matters relating to Products in the Field in the Territory, including payment of all costs associated with obtaining Regulatory Approvals for Products in the Field in the Territory.  Ajinomoto shall have sole authority in the Territory with respect to (i) obtaining Regulatory Approvals for Products in the Field and subsequently maintaining such Regulatory Approvals; (ii) communicating with Regulatory Authorities about Products in the Field; and (iii) preparing and submitting supplements, communications, annual reports, adverse event reports, manufacturing changes, supplier designations and other related regulatory filings and Regulatory Submissions.  Ajinomoto shall keep Albireo reasonably (but at least on a [***] basis) informed regarding the status and progress of such activity, including,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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without limitation, providing Albireo with as much advance notice as possible of all meetings scheduled with a Regulatory Authority involved in such Regulatory Submission, providing Albireo with a copy, and English abstract of, all written correspondence from a Regulatory Authority involved in such Regulatory Submission, and providing Albireo with an abstract of oral correspondence from a Regulatory Authority involved in such Regulatory Submission.  Ajinomoto shall provide Albireo with any data Controlled by Ajinomoto necessary to comply with requirements from Regulatory Authorities outside the Territory, with respect to the Product in the Field, and if reasonably requested by Albireo, English translations of all pre-clinical and clinical study reports related to such data.

4.3.2. Regulatory Cooperation. The Parties shall, each at their own expense, provide the other Party with reasonable access to and copies of any documents or other materials Controlled by such Party that are useful for regulatory filings and correspondence and maintenance of Regulatory Approvals for Products in the Field in such other Party’s territory and will otherwise cooperate with the other Party’s efforts to obtain and maintain Regulatory Approvals for Products in the applicable field and territory.  Albireo shall keep Ajinomoto reasonably (but at least on a [***] basis) informed regarding the status and progress of all regulatory matters relating to Products outside of the Territory by providing Ajinomoto with a copy and English abstract of any regulatory submission made to a Regulatory Authority and all written correspondence and abstracts of all material oral correspondence involved in such regulatory submission, in each case to the extent Controlled by Albireo.  Albireo shall provide Ajinomoto with any data Controlled by Albireo necessary to comply with requirements from Regulatory Authorities in the Territory, with respect to the Product in the Field, such as annual reports, PSUR and CCDS required by Regulatory Authorities.

4.3.3.Regulatory Audits.  If a Party receives a notice that a Regulatory Authority desires to conduct an inspection or audit of its or the other Party’s facility, or a facility under contract with it or the other Party, with regard to the Albireo Compound and a Product, then the Party who has received such notice shall promptly notify the other Party of such inspection or audit. The Party who is to be inspected or audited, or is under contract with a facility to be inspected or audited, shall permit such inspection or audit, or obtain consent by such contracted facility on such inspection or audit, and cooperate for such inspection and audit.  Following receipt of the inspection or audit observations of such Regulatory Authority (a copy of which the audited Party will immediately provide to the other Party), the Party who is in charge of the correspondence with the Regulatory Authority shall prepare the response to any such observations and shall provide a copy of such response to the other Party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.3.4.Adverse Events.  Within [***] after the Effective Date, the Parties will enter into a pharmacovigilance agreement, which upon such execution will be attached as an exhibit hereto and hereby incorporated into this Agreement by reference (the “Pharmacovigilance Agreement”).  The Parties shall comply with the provisions of such agreement.  Albireo shall maintain and will be the recognized holder of a global safety database for Adverse Event reports related to the Albireo Compound and Products received by either Party.  Ajinomoto will respond to safety inquiries regarding Products in the Field in the Territory.

4.4.Manufacture.

4.4.1.Clinical Supply.  Ajinomoto may, at any time, Manufacture and/or have Manufactured any necessary amount of the Albireo Compound and/or Products by exercising its rights granted pursuant to Section 2.1.  Without prejudice to the generality of the foregoing, unless and until otherwise agreed upon between the Parties, Albireo shall be responsible for API Manufacturing and for the Manufacture of Products for pre-clinical and clinical supply, to the extent required for Ajinomoto or its Sublicensees to perform the Development activities set forth in this Agreement and the Territory Development Plan (such supply of the Albireo Compound and/or Products, the “Clinical Supply”).  The Parties shall use good faith efforts to execute a supply agreement (the “Supply Agreement”) and a quality agreement (the “Quality Agreement”) for the Clinical Supply within ninety (90) days after the Effective Date, which Supply Agreement and Quality Agreement shall be on terms consistent with those set forth in this Section 4.4.1, and shall contain terms and conditions customary to the supply of pharmaceutical products similar to the Albireo Compound and the Products.  Albireo shall Manufacture and deliver the Clinical Supply to Ajinomoto (or to such Third Parties designated by Ajinomoto) sufficiently in advance for Ajinomoto or its Sublicensees to perform the Development activities as contemplated by the Territory Development Plan.  Albireo shall invoice Ajinomoto upon [***] pursuant to this Section 4.4.1 and/or the Supply Agreement for the [***], including, but not limited to, [***].  Ajinomoto shall pay all such invoices received from Albireo within [***] of [***].  The Supply Agreement shall contain terms and conditions of record keeping and audit, similar to [***].  All Manufacturing activities performed pursuant to this Section 4.4.1 and/or the Supply Agreement shall be performed in accordance with Applicable Law and in accordance with GCP, GLP and GMP.  All Albireo Compound or Product delivered pursuant to this Section 4.4.1 and/or the Supply Agreement shall conform to any applicable specifications mutually agreed upon by the Parties.

4.4.2.Commercial Supply.Ajinomoto shall be responsible for API Manufacturing and Manufacturing of Products for Ajinomoto’s commercial distribution and sale in the Territory in accordance with this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.5.Commercialization in the Territory.  Ajinomoto shall use Commercially Reasonable Efforts to Commercialize a Product/Products in the Field in the Territory in accordance with the Commercialization Plan as follows:

4.5.1.Commercialization Plan.  The JCC shall review a strategic commercialization plan for the Products in the Field in the Territory (the “Commercialization Plan”) which sets forth, among other things, [***] all other activities to be conducted by Ajinomoto in connection with the Commercialization of Products in the Field in the Territory.  The Commercialization Plan will be updated at least once per year.

4.5.2.Commercialization Activities.  Ajinomoto shall have sole responsibility for all aspects of Commercialization of Products in the Field in the Territory and shall use Commercially Reasonable Efforts to implement and conduct the Commercialization activities set forth in the Commercialization Plan.  Ajinomoto shall undertake the Commercialization activities set forth in the Commercialization Plan in accordance with all Applicable Laws and applicable industry professional standards.

4.5.3.Reports of Commercialization Activities.  Ajinomoto shall report on its performance of the Commercialization activities set forth in the Commercialization Plan at each meeting of the JCC.  In addition, Ajinomoto shall, at Albireo’s expense, make appropriate scientific and regulatory personnel available to Albireo, either by telephone or in person as Albireo may reasonably request, as reasonably required to keep Albireo informed of the Commercialization activities, including Ajinomoto’s efforts to achieve the diligence obligations set forth in Section 4.5.4.

4.5.4.Diligence Obligations.  Ajinomoto shall use Commercially Reasonable Efforts to Commercialize a Product/Products in the Field in Japan and, after the first patient is dosed in a Phase III trial of the Product in Japan, other countries throughout the Territory.  Upon the grant of all Regulatory Approvals necessary for marketing and distribution of a Product in a country, Ajinomoto shall use Commercially Reasonable Efforts to complete a First Commercial Sale of such Product in such country within [***] after obtaining such Regulatory Approval, provided that Ajinomoto [***].

4.6.Publication Strategy.  The Parties shall coordinate worldwide publication strategy involving Products and activities involving Products related to scientific conferences inside and outside the Territory.  Each Party shall be afforded the opportunity to review and approve any scientific paper or presentation with respect to any Product proposed for publication, presentation or distribution by the other Party or its Affiliates, licensees or Sublicensees and shall have [***] days to complete such review and approval (or such shorter period as may reasonably be required by applicable publication deadlines promptly communicated to such Party).  The Party proposing publication or presentation shall (i) not unreasonably reject comments furnished by the other Party; (ii) comply with the other Party’s

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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request to delete references to its Confidential Information in any such publication or presentation; and (iii) delay publication for such reasonable period requested by the other Party to permit the filing of patent applications concerning any Ajinomoto Technology, Albireo Technology or Joint Technology disclosed in material proposed for such publication or presentation.  In no event will Confidential Information of a Party be published without the consent of such Party.

5.

CONSIDERATION.  In consideration for the rights granted to Ajinomoto under this Agreement, including, without limitation, the (i) exclusive license under Albireo Technology; (ii) reports and data provided by Albireo; and (iii) Right of Reference, Ajinomoto will pay to Albireo, pursuant to Section 5.1, 5.2, and 5.3 as follows:

5.1.Upfront Payments.  Ajinomoto shall pay to Albireo [***] Euros (€[***]) no later than [***] days after the Effective Date, as an upfront, non-creditable, non-refundable fee; provided, however, that Ajinomoto shall undertake every possible effort, and Albireo shall cooperate with such efforts, to make such payment as soon as possible after the Effective Date.

5.2.Milestones.

5.2.1.Development Milestones.  As additional consideration for the rights granted to Ajinomoto under this Agreement, Ajinomoto will pay Albireo the following non-creditable, non-refundable amounts within [***] days after the first occurrence of each of the following events (each, a “Development Milestone”):

EVENT	MILESTONE PAYMENT
[***]	[***] Euros (€[***])
[***]	[***] Euros (€[***])
[***]	[***] Euros (€[***])
[***]	[***] Euros (€[***])
[***]	[***] Euros (€[***])

For the avoidance of doubt, in the event Ajinomoto provides notice of termination of this Agreement to Albireo pursuant to Section 10.2.2 prior to the occurrence of any Development Milestone, Ajinomoto shall remain obligated to make any such or subsequent Development Milestone payment that occurs prior to the effectiveness of such termination.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.2.2.Sales Milestones.  Ajinomoto will pay Albireo the following non-creditable, non-refundable amounts within [***] days after the first occurrence of the following events (each, a “Sales Milestone”):

EVENT	MILESTONE PAYMENT
[***]	[***] Yen (¥[***])
[***]	[***] Yen (¥[***])
[***]	[***] Yen (¥[***])

5.2.3.Milestone Payments.  For the avoidance of doubt, each milestone payment under Section 5.2 shall be owed only once.  Once Ajinomoto has made any particular milestone payment, Ajinomoto will not be obligated to make any payment with respect to the subsequent occurrence of the same or a similar milestone event anywhere in the Territory and with respect to any Product.

5.3.Royalties.  In addition to the payments under Sections 5.1 and 5.2, Ajinomoto shall pay to Albireo the royalty payments set forth in this Section 5.3.

5.3.1.Royalty Rates.  Subject to Section 5.3.2, Ajinomoto shall pay to Albireo, with respect to sales of each Product sold by Ajinomoto, its Affiliates or its Sublicensees in the Field in the Territory [***], an amount equal to:

[***] percent ([***]%) of aggregate Net Sales of all Products in a Year in the Territory for the portion thereof below or equal to [***] Yen (¥[***]); plus

[***] percent ([***]%) of aggregate Net Sales of all Products in a Year in the Territory for the portion thereof greater than [***] Yen (¥[***]) and less than or equal to [***] Yen (¥15,000,000,000); plus

[***] percent ([***]%) of aggregate Net Sales of all Products in a Year in the Territory for the portion thereof greater than [***] Yen (¥[***]) and less than or equal to [***] Yen (¥[***]); plus

[***] percent ([***]%) of aggregate Net Sales of all Products in a Year in the Territory for the portion thereof greater than [***] Billion Yen (¥[***]).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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For the purpose of clarification, if Ajinomoto receives ¥[***] of aggregate Net Sales of all Products in each Calendar Quarter in a given Year, then Ajinomoto will pay a royalty of ([***]% of ¥[***]) in each of the first two (2) Calendar Quarters, a royalty of ([***]% of ¥[***]) plus ([***]% of ¥[***]) in the third Calendar Quarter, and a royalty of ([***]% of ¥[***]) in the fourth Calendar Quarter.

For the purpose of further clarification, if the Royalty Period of a Product is expired or does not exist in a country, the sales of such Product in such country shall not be counted as Net Sales under this Agreement and, thereby, in no way will such sales be counted in determining whether a Sales Milestone has been achieved under Section 5.2.2 or determining the applicable royalty tier pursuant to this Section 5.3.

5.3.2.Adjustments in Royalty Rates.

(a)Competing Products.  Subject to Section 5.3.2(b), on a country-by-country and Product-by-Product basis, if one or more Competing Products is being sold in such country and the sales of all such Competing Products during a Calendar Quarter (based on data from a mutually agreed Third Party source) are greater than [***] percent ([***]%) of the aggregate of all such sales combined with the sales of the applicable Product in such country in such Calendar Quarter, then Ajinomoto shall pay to Albireo for each such Calendar Quarter [***] applicable to such Product, a reduced royalty rate on Net Sales of such Product in such country equal to [***] percent ([***]%) of the royalty rate applicable under Section 5.3.1, but only for so long as such Competing Products are being sold in such country at such level.

(b)Competing Products and [***].  On a country-by-country and Product-by-Product basis, if (i) a Competing Product is being sold in such country and (ii) [***], then Ajinomoto shall [***] royalties on Net Sales of such Product in such country during the applicable Royalty Period, but only for so long as such Competing Product is being sold in such country.  For the sake of clarity, if such Competing Product ceases to be sold in such country and no other Competing Products are being sold in such country, Net Sales of such Product in such country shall thereafter be subject to [***] applicable under Section 5.3.1, subject to Sections 5.3.2(c) and 5.3.2(d), for the duration of the applicable Royalty Period.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)Bulk Price.  On a Product-by-Product basis, in Japan, in the event Ajinomoto, its Affiliates, or Sublicensees purchases the Albireo Compound as the active pharmaceutical ingredient for such Product and the Bulk Price provided by Albireo or on Albireo’s behalf [***], the royalty rate applicable under Section 5.3.1 [***] shall be [***] by the following [***]:

(Bulk Price) - [***](Drug Price)	x 100 x .50
Net Price

By way of example, if the [***].

With respect to each of [***] other than [***] in the [***], the Parties shall discuss in good faith whether [***] based on [***]should apply to such country. Such discussion will be held as soon as practicable after the [***].

(d) Licenses from Third Parties.  If Ajinomoto enters into an agreement with a Third Party to obtain a license under a Patent Right or other right in the absence of which Ajinomoto, its Affiliates, or Sublicensees could not legally (including, without infringing any Third Party Patent Rights) Develop, Manufacture or Commercialize the Albireo Compound and/or a Product in the Field in the Territory, Ajinomoto may subtract from the royalties set forth in Section 5.3 [***] percent ([***]%) of the amount that Ajinomoto paid to such Third Party pursuant to such agreement; provided, however, that the royalties shall not be reduced to less than [***] percent ([***]%) of the amount that would otherwise be due under Section 5.3.1.

Notwithstanding the foregoing, under no circumstances shall the aggregate royalty rate so calculated under Sections 5.3.2(c) and 5.3.2(d) be reduced to [***] of the amount that would otherwise be due under Section 5.3.1.

5.3.3.Fully Paid-Up, Royalty Free License.  Following the expiration of the Royalty Period for any Product in a given country in the Territory, no further royalties shall be payable in respect of sales of such Product in such country and, thereafter, the license granted to Ajinomoto under Section 2.1 with respect to such Product in such country shall automatically become a fully paid-up, perpetual, irrevocable, royalty-free license.

5.4.Payment of Albireo Territory Development Costs and Expert Costs.

5.4.1.Development Cost Report.  Within [***] after the end of each Calendar Quarter during which Albireo has performed Development activities pursuant to the Territory Development Plan and/or provided regulatory assistance pursuant to Section 4.3 or 4.2.2, Albireo shall deliver to Ajinomoto an invoice of Development Costs during such Calendar Quarter, which invoice shall set forth the [***] during such Calendar Quarter and the amount of other costs reasonably included in such Development Costs, including costs incurred under

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the Global Development Plan that are specific to or primarily related to obtaining Regulatory Approval in the Territory, and specifically requested by Ajinomoto, as described in Section 4.1.2.

5.4.2.Payment of Development Costs.  Ajinomoto shall pay any invoice delivered by Albireo pursuant to Section 5.4.1 within [***] days of receipt of any such invoice.

5.4.3.Expert Cost Report and Payment.  Within [***] after the end of each Calendar Quarter during which either Party has made appropriate personnel available to the other Party pursuant to Section 4.1.3, 4.2.2, or 4.2.4, such Party shall deliver to the other Party an invoice of expenses [***].  The other Party shall pay any invoice delivered by such Party pursuant to this Section 5.4.3 within [***] of receipt of any such invoice.

5.5.Reports and Payments.

5.5.1.Royalty Reports.  Within [***] ([***]) days [***] after the end of each Calendar Quarter beginning with the Calendar Quarter in which the First Commercial Sale is made in a country following receipt of Regulatory Approval in such country, Ajinomoto shall deliver to Albireo a report setting forth for the previous Calendar Quarter the following information on a Product-by-Product basis: (i) the gross sales and Net Sales of each Product in the Field in each country of the Territory; (ii) the number of units sold by Ajinomoto, its Affiliates or its Sublicensees; (iii) the basis for any adjustments to the royalty payable for the sale of each Product; (iv) the royalty due hereunder for the sales of each Product; and (v) the applicable exchange rate as determined in accordance with this Agreement.  The total royalty due for the sale of Products during such Calendar Quarter shall be remitted at the time such report is made.

5.5.2.Taxes and Withholding.  The Parties agree to cooperate with one another and use reasonable efforts, to the extent permitted under applicable law, to minimize obligations for any and all income or other taxes required by applicable law to be withheld or deducted from any royalties, milestone payments, expert cost payments, or other payments made by a Party to the other Party under this Agreement, including by completing all procedural steps, and taking all reasonable measures, to ensure that any withholding tax is reduced or eliminated to the extent permitted under applicable law, including income tax treaty provisions and related procedures for claiming treaty relief.  To the extent that a Party is required to deduct and withhold taxes on any payment to the other Party, the paying Party shall deduct and withhold such taxes and pay the amounts of such taxes on behalf of the receiving Party to the proper Government Authority in a timely manner and promptly submit to the receiving Party an official tax certificate or other evidence of such withholding sufficient to enable the receiving Party to claim such payment of taxes.  The paying Party shall render the receiving Party reasonable assistance in order to allow the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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receiving Party to recover, as permitted by applicable law, withholding taxes, value added taxes or similar obligations resulting from payments made hereunder or to obtain the benefit of any present or future treaty against double taxation which may apply to such payments.  Notwithstanding the foregoing, if a payment made by a Party to the other Party hereunder is subject to a deduction of tax or withholding tax that arises as a result of the paying Party’s failure to comply with this Section 5.5.2 or, if the paying Party is Ajinomoto, Ajinomoto’s failure to make such payment from Japan (other than at the request of Albireo), then such payment shall be increased to the amount that the receiving Party would have received if the paying Party had not failed to take such action.  In no case will any obligation of a Party to make a payment to the other Party under this Agreement be reduced as a result of any income or other taxes imposed on any payments between the paying Party and other Persons (other than the receiving  Party), including, without limitation, any withholding or other taxes imposed on payments made by a Sublicensee pursuant to a Sublicense.

5.5.3.Currency. All amounts payable hereunder shall be in Euros.  Currency translation into Euros shall be made by using the simple arithmetic average of the telegraphic transfer selling (TTS) rates on the last business day of each calendar month of the relevant Calendar Quarter quoted by Bank of Tokyo-Mitsubishi UFJ.  If, due to restrictions or prohibitions imposed by a national or international authority, payments cannot be made as provided in this Section 5, the Parties shall consult with a view to finding a prompt and acceptable solution, and the paying Party shall deal with such payments as the other Party may lawfully direct at no additional out-of-pocket expense to the paying Party.

5.5.4.Method of Payment.  Except as permitted pursuant to Section 5.5.3, each payment hereunder shall be made by wire transfer to the bank account designed by the Party receiving payments under this Section 5 in writing to the paying Party at least [***] before the payment is due.

5.5.5.Record Keeping.   Ajinomoto shall keep, and shall causes its Affiliates and Sublicensees to keep, books and accounts of record in connection with the sale of Products, including records of gross invoiced sales, Net Sales, exchange rates and royalty payments (collectively, the “Financial Records”), in accordance with GAAP and in sufficient detail to permit accurate determination of all figures necessary for verification of royalties and Sales Milestone payments to be made by Ajinomoto under this Section 5.  Albireo shall keep, and shall causes its Affiliates and Sublicensees to keep, books and accounts of record in connection with the Development Costs in accordance with GAAP and in sufficient detail to permit accurate determination of all figures necessary for verification of Development Costs payments to be made by Ajinomoto under this Section 5; furthermore, in the event this Agreement is [***] shall [***]. Each Party and its Affiliates, Sublicensees, and Licensees shall keep such records for a period of at least [***] after the end of the Calendar Quarter in which they are generated.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.5.6.Audits.  Upon thirty (30) days prior written notice from the other Party (the “Auditing Party”), the Party required to keep such books and accounts of record as set forth in Section 5.5.5 (as applicable, the “Audited Party”) shall permit an independent certified public accounting firm of internationally recognized standing, selected by the Auditing Party and reasonably acceptable to the Audited Party, to examine the relevant books and records of the Audited Party and its Affiliates, as may be reasonably necessary to verify the royalty reports submitted by Ajinomoto in accordance with Section 5.5.1, Development Costs reports and/or royalty reports submitted by Albireo in accordance with Section 5.4.1 and Section 10.3.1(d).  An examination by the Auditing Party under this Section will occur not more than [***] and will be limited to the pertinent books and records for any Year ending not more than [***] before the date of the request.  The accounting firm will be provided access to such books and records at the Audited Party’s facility or facilities where such books and records are normally kept and such examination will be conducted during the Audited Party’s normal business hours.  The Audited Party may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to its facilities or records.  Upon completion of the audit, the accounting firm will provide both the Auditing Party and the Audited Party a written report disclosing whether the royalty reports submitted by Ajinomoto, the Development Costs reports submitted by Albireo, or royalty reports submitted by Albireo are correct or incorrect and the specific details concerning any discrepancies.  No other information will be provided to the Auditing Party.  If the reports submitted by the Audited Party resulted in an underpayment or overpayment, the Party owing underpaid or overpaid amount will promptly pay such amount to the other Party. If, as a result of such inaccurate reports, such underpayment to the Auditing Party or such overpayment to the Audited Party [***] of the total amount owed for the Year then being audited, the Audited Party will reimburse the Auditing Party for the reasonable expense incurred by the Auditing Party in connection with the audit.  Any information provided by the Audited Party to the accounting firm and the written report of the accounting firm shall be the Confidential Information of the Audited Party.

5.5.7.Interest.  Any payment of any undisputed sums properly due and payable to the receiving Party under this Agreement that is [***] past due shall be subject to interest at an annual percentage rate of then-current base rate of [***] if the paying Party does not make payment within [***] of its receipt of notice that such amount is past due.  Likewise, any overpayment for which notice is given that is not refunded within [***] after the date upon which notice of such overpayment was received or made shall, after such date, be subject to interest at an annual percentage rate of then-current base rate of [***]; provided, however, that if the overpayment is due to errors in reports provided by the overpaid Party, such interest shall accrue from the date the overpayment was made.   Notwithstanding the preceding, if a Party contests any amounts due

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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hereunder in good faith and promptly notifies the other Party of such dispute, interest shall not accrue as to amounts being so contested until [***] days following the presentation of such notice to the other Party. This Section shall not be construed as prejudicing the receiving Party’s right to receive payment within the relevant period and shall not apply to the extent and for the period that a Force Majeure prevents payment.

6.	MUTUAL COVENANTS.

6.1.Confidentiality.

6.1.1.Confidential Information.  Except to the extent expressly permitted by this Agreement and subject to the provisions of Sections 6.1.2 and 6.1.3, at all times during the Term and for [***] following the expiration or termination hereof, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) in connection with this Agreement shall: (i) keep completely confidential and shall not publish or otherwise disclose any Confidential Information furnished to it by the Disclosing Party, except to those of the Receiving Party’s employees, Affiliates, Sublicensees, consultants, contractors, agents, medical institutes or personnel, or representatives who have a need to know such information (collectively, “Recipients”) to perform such Party’s obligations or exercise its rights hereunder, provided that each such Recipient has a written confidentiality obligation no less strict than the confidentiality provisions herein; and (ii) not use Confidential Information of the Disclosing Party directly or indirectly for any purpose other than performing its obligations or exercising its rights hereunder.  The Receiving Party shall be liable for any breach by any of its Recipients of the restrictions set forth in this Agreement, including, without limitation, those set forth in Section 6.1.6.

6.1.2.Exceptions to Confidentiality.  The Receiving Party’s obligations set forth in this Agreement shall not extend to any Confidential Information of the Disclosing Party or the Names and Terms:

(a)that is or hereafter becomes part of the public domain through no wrongful act, fault or negligence on the part of a Receiving Party or its Recipients;

(b)that is received from a Third Party without restriction and without breach of any agreement or fiduciary duty between such Third Party and the Disclosing Party;

(c)that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation or restriction on use or disclosure prior to its receipt from the Disclosing Party;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(d)that is generally made available to Third Parties by the Disclosing Party without any restriction imposed by the Disclosing Party on disclosure, whether such restriction is by contract, fiduciary duty or by operation of law; or

(e)that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party without any reference to Confidential Information.

6.1.3.Authorized Disclosure.

(a)Notwithstanding the provisions of Section 6.1.1, the Receiving Party and its Recipients may disclose Confidential Information belonging to the Disclosing Party, and the Names and Terms, to the extent that such disclosure is reasonably necessary to:

(i) prosecute or defend litigation;

(ii) comply with applicable governmental laws and regulations (including, without limitation, Applicable Law, rule or regulation or the requirements of a national securities exchange or another similar regulatory body); or

(iii) respond to a valid order, inquiry, or request of, or make filings and submissions to, or correspond or communicate with, any Government Authority.

In the event that the Receiving Party or its Recipients, as applicable, deem it reasonably necessary to disclose Confidential Information belonging to the Disclosing Party pursuant to this Section 6.1.3(a), the Receiving Party shall, to the extent possible, provide the Disclosing Party with reasonable advance notice of such disclosure and take reasonable measures to ensure confidential treatment of such information.

(b)Notwithstanding the provisions of Section 6.1.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to any Third Party who is performing diligence in connection with a transaction with the Receiving Party (including, without limitation, potential Sublicensees and Licensees), provided that each such Third Party has signed a written confidentiality agreement with the Receiving Party no less strict than the terms hereof.

6.1.4.Notification.  The Receiving Party shall notify the Disclosing Party immediately, and cooperate with the Disclosing Party as the Disclosing Party may reasonably request, upon the Receiving Party’s discovery of any loss or compromise of the Disclosing Party’s Confidential Information.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.1.5.Destruction of Confidential Information.  Upon the expiration or earlier termination of this Agreement, the Receiving Party shall (i) destroy all tangible embodiments of Confidential Information of the Disclosing Party, including, without limitation, any and all copies thereof, and those portions of any documents, memoranda, notes, studies and analyses prepared by the Receiving Party or its Recipients that contain or incorporate such Confidential Information and provide written certification of such destruction to the Disclosing Party in a form reasonably acceptable to the Disclosing Party, provided that the legal department of the Receiving Party shall have the right to retain one copy of any such tangible embodiments for archival purposes (provided that such copy shall continue to be maintained on a confidential basis subject to the terms of this Agreement); and (ii) immediately cease, and shall cause its Recipients to cease, use of such Confidential Information as well as any information or materials that contain or incorporate such Confidential Information.  Notwithstanding the foregoing, the Receiving Party may keep and use any Confidential Information of the Disclosing Party solely to the extent necessary or useful to exercise its rights and/or perform its obligations that survive such expiration or termination of this Agreement.

6.1.6.Use of Name and Disclosure of Terms.  Each Party shall keep the existence of, the terms of and the transactions covered by this Agreement (collectively the “Names and Terms”) confidential and shall not disclose such information to any Third Party through a press release or otherwise, or mention or otherwise use the name, insignia, symbol, trademark, trade name or logotype of the other Party or its Affiliates in any manner without the prior written consent of the other Party in each instance (which may be withheld at the other Party’s discretion); provided, however, that each Party shall be permitted to disclose the Names and Terms without the prior consent of the other Party to its Recipients to perform such Party’s obligations or exercise its rights hereunder, provided that each such Recipient has a written confidentiality obligations no less strict than the confidentiality provisions in this Agreement.  The restrictions imposed by this Section shall not prohibit either Party from making any disclosure that is required by Applicable Law, rule or regulation or the requirements of a national securities exchange, tax agency, or another similar regulatory body including, without limitation, disclosing such information in any clinical trial database maintained by or on behalf of a Party.  Further, the restrictions imposed on each Party under this Section 6.1.6 are not intended, and shall not be construed, to prohibit a Party from identifying the other Party in its internal business communications, provided that any Names and Terms in such communications remains subject to the confidentiality obligation of this Section 6.1.6.  Notwithstanding the foregoing, the Parties acknowledge that they each may engage in financing, licensing and merger and acquisition transactions after the Effective Date and that in such event, the Parties may disclose the existence of this Agreement, including its terms and subject matter, under terms of confidentiality no less strict than those contained in this Agreement, to parties or potential parties in such transaction.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.1.7.Remedies.  The Parties acknowledge and agree that the restrictions set forth in Section 6.1 are reasonable and necessary to protect the legitimate interests of the Parties and that neither Party would have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of Section 6.1 will result in irreparable injury to the other Party for which there will be no adequate remedy at law.  Notwithstanding anything to the contrary in this Agreement, in the event of a breach or threatened breach of any provision of Section 6.1 by a Party, the other Party shall be authorized and entitled to obtain from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such Party may be entitled in law or equity.  The breaching Party agrees to waive any requirement that the non-breaching Party (i) post a bond or other security as a condition for obtaining any such relief; and (ii) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy.  Nothing in this Section 6.1.7 is intended, or shall be construed, to limit the Parties’ rights to equitable relief or any other remedy for a breach of any provision of this Agreement.

6.2.Compliance with Law.  Each Party hereby covenants and agrees to comply with all Applicable Laws related to its activities connected with the Development, Manufacture and Commercialization (as applicable) of the Albireo Compound and Products.  Without limiting the generality of the foregoing:

6.2.1.Patient Information.  Each Party agrees to abide by all laws, rules, regulations, and orders of all applicable supranational, national, federal, state, provincial, and local governmental entities concerning the confidentiality or protection of patient identifiable information and/or patients’ protected health information in the course of their performance under this Agreement.

6.2.2.Export Controls.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries which may be imposed upon or related to Albireo or Ajinomoto from time to time.  Each Party agrees that it shall not export, directly or indirectly, any technical information acquired from the other Party pursuant to this Agreement or any Products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.

6.2.3.Debarment.  Each Party agrees that it shall not use, in any capacity, in connection with any of its obligations to be performed under this Agreement any individual who has been debarred under the FD&C Act or the Generic Drug Enforcement Act or similar Applicable Law in any jurisdiction in the Territory.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.3.Non-Competition.

6.3.1.Non-Competition by Ajinomoto.  After First Commercial Sale of a Product [***] in a country in the Territory [***], neither Ajinomoto nor any of its Affiliates shall, directly or indirectly, or in collaboration with any Third Party, license or otherwise authorize any Third Party to distribute for sale and sell commercially in such country any pharmaceutical products for the treatment of CIC or IBS-C (each such product, a “Restricted Product”), other than the Albireo Compound and Products, without complying with this Section 6.3.1; [***].  Ajinomoto shall not be deemed to be in breach of this Section 6.3.1 if Ajinomoto or any of its Affiliates acquires a Restricted Product through an acquisition of or a merger with the whole or substantially the whole of the business or assets of another entity, so long as Ajinomoto (or its Affiliate) enters into a definitive agreement with a Third Party to divest such Restricted Product within twelve (12) months after the closing of such acquisition or merger. For the sake of clarity, a pharmaceutical product for any of the following indications shall not constitute a Restricted Product so long as such product is not also indicated for the treatment of CIC or IBS-C: (i) the prophylaxis and treatment of Opioid-Induced-Constipation; (ii) the prophylaxis and treatment of symptoms of constipation; (iii) use in postoperative ileus (prophylaxis and treatment); and (iv) colonoscopy cleansing procedures; neither Ajinomoto nor any of its Affiliates shall be restricted by this Section 6.3.1 with respect to such non-Restricted Product.

6.3.2.Non-Competition by Albireo.  After First Commercial Sale of a Product [***] in a country in the Territory until [***], neither Albireo nor any of its Affiliates shall, directly or indirectly, or in collaboration with any Third Party, license or otherwise authorize any Third Party to, distribute for sale and sell commercially any Restricted Product in such country in the Field without complying with this Section 6.3.2; provided, however, that the prohibitions set forth in this Section 6.3.2 shall not apply to any products that (i) are being commercialized by Albireo as of the Effective Date or (ii), in the event Albireo or any of its Affiliates undergoes a Change of Control, are products under development or being commercialized by the Third Party entity(ies) involved in the Change of Control, as of the effective date of such Change of Control or is subsequently developed or commercialized by such Third Party or its Affiliates (other than Albireo) without use of the Albireo Technology and/or Joint Technology.

6.4.Non-Solicitation.  During the Term, neither Party nor any of its Affiliates shall, directly or indirectly, anywhere in the world employ, solicit for employment, or recommend for employment any person engaged in the development, manufacture or commercialization of the Albireo Compound or Products employed by the other Party or any of its Affiliates, during the period such person is so employed or for [***] after termination of such person’s employment with the other Party (or any of its Affiliates).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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7.	REPRESENTATIONS AND WARRANTIES.

7.1.Representations and Warranties of Each Party.  As of the Effective Date, each of Ajinomoto and Albireo hereby represents and warrants to the other Party hereto as follows:

(a)it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

(b)the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

(c)it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(d)the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions does not and shall not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

(e)it has the full right, power and authority to grant all of the right, title and interest in the licenses granted to the other Party under this Agreement.

7.2.Additional Representations and Warranties of Albireo.  Albireo hereby represents and warrants to Ajinomoto that as of the Effective Date:

(a)Albireo solely owns the Albireo Patent Rights listed in Schedule 1.12 attached to this Agreement, and Albireo, together with its Affiliates, has timely paid all maintenance fees, annuities, and the like due or payable with respect to such Albireo Patent Rights (for the avoidance of doubt, such timely payment includes payment of any maintenance fees for which the fee is payable, even if the surcharge date or final deadline for payment of such fee would be in the future);

(b)Albireo Patent Rights includes no Patent Rights that are Controlled by Albireo pursuant to a Third Party License, and any and all Albireo Patent Rights are listed in Schedule 1.12 attached to this Agreement;

(c)Albireo, together with its Affiliates, has the rights with respect to all Albireo Technology that it purports to grant to Ajinomoto hereunder;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(d)No Albireo Patent Rights are subject to, or were developed pursuant to, any funding agreement with any government or government agency;

(e)To its actual knowledge, without having made any inquiry other than freedom-to-operate analysis with respect to the Albireo Patent Rights, the manufacture anywhere in the world, use, sale, offer for sale and import in the Field in the Territory of the Albireo Compound and/or a Product does not infringe any Patent Rights of a Third Party;

(f)Albireo has not received any written or oral claim of ownership, inventorship or patent infringement from any Third Party (including, without limitation, by current or former officers, directors, employees, consultants, or personnel of Albireo or any predecessor) with respect to the Albireo Technology, and Albireo is not aware of any reasonable basis for any such claim;

(g)Albireo is not subject to any agreement with a Third Party that includes a royalty or similar payment obligation to, or other restriction or limitation in favor of, such Third Party (including, without limitation, current or former officers, directors, employees, consultants or personnel of Albireo or any predecessor) with respect to its rights to practice the Albireo Technology in the Territory and its right and ability to perform its obligations under this Agreement;

(h) Albireo is not in breach of any material provisions of any agreements with Third Parties relating to the Albireo Patent Rights, if any, and the execution of this Agreement and Albireo’s performance of its obligations hereunder and the consummation of the transactions contemplated herein will not result in any such breach;

(i)There are no challenges, oppositions, interferences, or other proceedings pending or, to Albireo’s best knowledge, threatened with respect to the Albireo Technology;

(j)Albireo has not brought any claim against any Third Party relating to the infringement, misappropriation, or other violation of any Albireo Technology; and

(k)To Albireo’s best knowledge all data, study results, and other information relating to the Albireo Compound and the Product presented by Albireo to Ajinomoto prior to the Effective Date, as of the time such data, study results, and other information were presented to Ajinomoto, were complete in all material respects and accurate.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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7.3.Representation by Legal Counsel. Each Party hereto represents that it has had the opportunity to consult with legal counsel in connection with reviewing and drafting this Agreement.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

7.4.No Inconsistent Agreements.  Neither Party has in effect, and after the Effective Date neither Party shall, enter into any oral or written agreement or arrangement that would be inconsistent with its obligations under this Agreement or limit the ability of either Party to grant the licenses set forth in Section 2 of this Agreement.

7.5.Disclaimer.  THE FOREGOING WARRANTIES OF EACH PARTY ARE IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF NONINFRINGEMENT, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED.  EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL.

8.	INTELLECTUAL PROPERTY.

8.1.Disclosure.  During the Term, the Parties shall promptly disclose to one another all Know-How (whether patentable or not) arising out of each Party’s performance of activities under this Agreement.

8.2.Ownership.

8.2.1.Ownership of Technology.  As between the Parties, each Party shall own any Patent Right or Know-How solely conceived and reduced to practice by employees of it or its Affiliates, or Third Parties acting on behalf of it or its Affiliates during the Term in the course of its performance under this Agreement, and the Parties shall jointly own any Patent Right or Know-How jointly conceived and/or reduced to practice by an employee of Albireo or its Affiliates (or a Third Party acting on any of their behalf) and an employee of Ajinomoto or its Affiliates (or a Third Party acting on any of their behalf).  Notwithstanding the foregoing, all data and results generated from studies funded at least in part by Albireo shall be excluded from such jointly owned Patent Right or Know-How, and such excluded data and results shall be solely and exclusively owned by Albireo.  Subject to the license grants under Section 2 of this Agreement, as between the Parties, Albireo shall own all Albireo Technology and Ajinomoto shall own all Ajinomoto Technology. [***].  In the event inventorship and ownership of any Technology cannot be resolved by the Parties with advice of their respective intellectual property counsel, such dispute shall be resolved through arbitration pursuant to Section 12.1.4, provided that such arbitration panel shall include at least one (1) arbitrator who is a specialist in English patent law and in chemical and pharmaceutical patents.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.2.2.Employee Assignment.  To the extent permissible under applicable laws, each Party will cause each employee and contractor conducting work on such Party’s behalf under this Agreement to be bound by an obligation that (i) compels prompt disclosure to the Party of all Albireo Technology, Ajinomoto Technology, and Joint Technology, as applicable, conceived or reduced to practice by such employee or contractor during any performance under this Agreement; (ii) automatically assigns to the Party all right, title and interest in and to all such Technology and all Patent Rights disclosing or claiming such Technology; and (iii) obligates such persons to similar obligations of confidentiality as set forth in this Agreement.  Each Party will require each employee and contractor conducting work on such Party’s behalf under this Agreement to maintain records in sufficient detail and in a good scientific manner appropriate for patent purposes to properly reflect all work done.

8.3.Filing, Prosecution and Maintenance of Patent Rights.

8.3.1.Albireo Patent Rights and Joint Patent Rights in the Territory.  Ajinomoto shall have the first right, at its sole discretion, to file, prosecute and maintain the Albireo Patent Rights in the Territory in Albireo’s name and Joint Patent Rights in the Territory in the joint names of Albireo and Ajinomoto or its Affiliate, using patent counsel selected by Ajinomoto and reasonably acceptable to Albireo, and shall be responsible for the payment of all such patent prosecution and maintenance costs.  Albireo shall cooperate and render all assistance reasonably requested by Ajinomoto in connection with such efforts.  Ajinomoto agrees to keep Albireo fully informed of the course of patent prosecution or other proceedings relating to any such Patent Rights, including, without limitation, by providing Albireo with copies of office actions and other material correspondence between Ajinomoto and the patent offices throughout the Territory concerning such Patent Rights.  If Ajinomoto elects not to file, prosecute or maintain any of such Albireo Patent Rights and/or the Joint Patent Rights in the Territory, Ajinomoto shall provide Albireo with no less than [***] written advance notice sufficient to avoid any loss or forfeiture, and Albireo shall have the right, but not the obligation, at Albireo’s sole expense, to file, prosecute or maintain such Albireo Patent Rights and such Joint Patent Rights in the joint names of Albireo and Ajinomoto or its Affiliate.  For any such Albireo Patent Rights and Joint Patent Rights that Albireo elects to file, prosecute or maintain at its sole expense (the “Elected Patent Rights”), Albireo agrees to keep Ajinomoto informed of material developments in the course of patent prosecution or other proceedings relating to any such Elected Patent Rights, including, without limitation, by providing Ajinomoto with copies of office actions and other material correspondence between Albireo and the patent offices throughout the Territory concerning such Elected Patent Rights.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.3.2.Patent Term Extensions.  At Ajinomoto’s reasonable request, Albireo shall supply Ajinomoto as for Albireo Patent Rights and Joint Patent Rights, with any information in its possession or control pertaining to, or desirable for, gaining patent term extensions in the Territory, including, without limitation, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable to the Albireo Patent Rights and Joint Patent Rights that are applicable to the Products in the Territory.  Albireo shall supply Ajinomoto in a timely manner with any supporting affidavits or documents required in connection with any such extensions of the Albireo Patent Rights and Joint Patent Rights.  Neither Albireo nor its Affiliates shall take any action the consequence of which is to preclude Ajinomoto from obtaining any extension of the term of any Albireo Patent Rights or Joint Patent Rights.  Final decisions and elections with respect to obtaining such extension or supplemental protection certificates shall be made [***]. Notwithstanding the foregoing, Albireo’s obligations under this Section 8.3.2 with respect to Albireo Patent Rights that are Controlled by Albireo pursuant to a Third Party License shall be subject to the terms of such Third Party License.

8.4.Ajinomoto Patent Rights. Ajinomoto shall have the right, in its sole discretion, to prepare, file, prosecute and maintain the Ajinomoto Patent Rights.

8.5.Joint Patent Rights outside the Territory. The Parties will consult with each other for the purpose of determining the jurisdictions outside the Territory in which to file Joint Patent Rights.  Albireo will undertake filing, prosecution and maintenance of the Joint Patent Rights in the determined jurisdictions in the joint names of Albireo and Ajinomoto or its Affiliate, using patent counsel selected by Albireo and reasonably acceptable to Ajinomoto. The Parties will be equally responsible for the payment of all such patent prosecution and maintenance costs, including reasonable attorneys’ fees. Albireo agrees to keep Ajinomoto fully informed of the course of patent prosecution or other proceedings relating to any such Joint Patent Rights outside the Territory, including, without limitation, by providing Ajinomoto with copies of office actions and other material correspondence between Albireo and the patent offices outside the Territory concerning such Joint Patent Rights.  Albireo shall consider Ajinomoto’s reasonable comments on the filing, prosecution or other proceedings relating to any such Joint Patent Rights outside the Territory.  If either Party intends to abandon all or a part of its share in the Joint Patent Rights outside the Territory, such Party will notify the other Party of such intention, and such other Party will have the right to acquire the aforesaid share in such Joint Patent Rights without compensation, and the abandoning Party shall be free from any obligations as provided in this Section 8.5 with regard to such Joint Patent Rights thereafter. Notwithstanding the first sentence in this Section 8.5, in case either Ajinomoto or Albireo has no intention to file Joint Patent Rights in certain country(ies) outside the Territory, the other Party may have sole rights to file, prosecute and maintain the Joint Patent Rights in such country(ies) at its sole cost and will have the exclusive right therefrom.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.6.Trademarks.

8.6.1.Product Trademarks.  Ajinomoto shall select, Control and, as between the Parties, own any trademark which is identified as a trademark or brand name for a Product in its application for Regulatory Approval for such Product in the Territory (each such trademark, a “Trademark”). Ajinomoto shall be solely responsible for applying for and maintaining the registrations for the Trademarks in the Territory (including payment of all costs associated therewith), and all goodwill associated therewith will inure to the benefit of Ajinomoto.  Ajinomoto shall assume full responsibility, at its sole costs and expense, for any infringement by Ajinomoto, its Affiliates or its Sublicensees of the rights of Third Party by the use of the Trademark in connection with the Product in the Field in the Territory and will defend and indemnify Albireo for and against any claims of such infringement in accordance with Section 11.2.

8.6.2.Trademark License.  Ajinomoto hereby grants to Albireo, effective on the Effective Date, an exclusive, royalty-free, irrevocable license, with the right to freely sublicense, to use the Trademarks for the Commercialization of Products outside of the Territory.  This provision shall not be construed as imposing on Ajinomoto any obligation or responsibility relating to the Trademarks outside the Territory, including, without limitation, applying for and maintaining the registrations for the Trademark outside the Territory. Albireo shall assume full responsibility, at its sole costs and expense, for any infringement by Albireo or its sublicensees of the rights of Third Party by the use of the Trademark and will defend and indemnify Ajinomoto and its Affiliates for and against any claims of such infringement in accordance with Section 11.1.

8.6.3.Use of Trademark. The manner of use of the Trademarks outside of the Territory will be subject to periodic review by Ajinomoto.  Neither Albireo nor its sublicensee will use the Trademarks in a way that is inconsistent with the usage rules reviewed by the JCC and decided on by Ajinomoto.

8.7.Enforcement of Technology Rights.

8.7.1.Notice.  Each Party shall promptly notify the other Party when such Party becomes aware of any actual, potential or suspected infringement or misappropriation of the Albireo Technology, Ajinomoto Technology, or the Joint Technology by any Third Party in the Territory (an “Infringement”), including, without limitation, a Third Party’s application for Regulatory Approval of a Competing Product in the Territory.

8.7.2.Enforcement.  With regard to any actual or threatened legal actions relating to the Albireo Technology, Ajinomoto Technology, or the Joint Technology (including, without limitation, any legal action for Infringement by a Third Party in the Territory, or any defense of a declaratory judgment action brought by a Third Party, or any other action or proceeding by a Third Party that

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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may affect any of such Technologies, including, without limitation, any reexamination, revocation or other similar proceeding) anywhere within the Territory (each a “Legal Action”), Ajinomoto shall have the first right, in its sole discretion, to initiate, enforce and/or defend any such Legal Action, with Albireo’s option to participate, at its own expense, in such Legal Action; provided, however, that such first right of Ajinomoto, with respect to Albireo Technology that is Controlled by Albireo pursuant to a Third Party License, shall be subject to any rights to initiate, enforce and/or defend Legal Actions relating to such Albireo Technology that are reserved by the Third Party licensor under such Third Party License, in which case Albireo shall, upon Ajinomoto’s request, and to the extent permitted under such Third Party License, request that such Third Party licensor exercise such reserved rights to the extent that Ajinomoto could have exercised such rights pursuant to this Section 8.7.2 if such rights were not reserved by such Third Party licensor, provided further, with respect to any Albireo Patent Right (other than an Albireo Patent Right that is Controlled by Albireo or its Affiliates non-exclusively with respect to Products), if such Albireo Patent Right is Controlled by Albireo pursuant to a Third Party License, Albireo shall notify Ajinomoto promptly after the execution of such Third Party License whether the Third Party licensor reserves, under such Third Party License, any rights to initiate, enforce and/or defend Legal Actions relating to such Albireo Patent Right.  Albireo shall render, at Ajinomoto’s expense, all assistance reasonably requested by Ajinomoto in connection with any such Legal Action, or in connection with any other action to prevent Infringement.  In the event Ajinomoto elects not to initiate, enforce and/or defend any such Legal Action, or does not initiate any legal action within [***] days from the discovery by Ajinomoto of the facts forming the basis for any such Legal Action, then Albireo shall have the sole right, at its expense, to initiate, enforce and/or defend the action, subject to Ajinomoto's prior written approval.  The Party who initiates, enforces and/or defends a Legal Action pursuant to this Section shall be responsible for the costs of such action (including attorneys’ fees), and the Parties hereto shall equally share the costs if the Parties otherwise agree to initiate, enforce and/or defend such Legal Action.  Any recoveries received in such a Legal Action shall be allocated in the following manner.

1) Firstly, reimburse the [***] for its [***];

2) Secondly, reimburse the [***] for its [***];

3)The remaining portion shall belong to [***]; provided, however, that in case [***] is [***], such remaining shall be considered [***] for the purposes of [***] under this Agreement, [***] and in case [***] is [***], the amount of any recovery remaining then shall be allocated [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.8.Third Party Claims.

8.8.1.Third Party Claims - Course of Action.  If (i) the Development, Commercialization or Manufacture of the Albireo Compound or a Product under this Agreement; or (ii) any development, manufacture, or commercialization of the Albireo Compound or a Product by Albireo or Licensees is alleged by a Third Party to infringe a Third Party’s patent right(s) or misappropriate a Third Party’s trade secret, the Party becoming aware of such allegation shall promptly notify the other Party thereof, in writing, reasonably detailing the claim.

8.8.2.Third Party Suit.  If a Third Party sues a Party (the “Sued Party”) alleging that the Sued Party’s, or its Sublicensee’s Development, Manufacture, or Commercialization of the Albireo Compound or any Product in the Field in the Territory infringes or shall infringe said Third Party’s patent right(s) or misappropriates said Third Party’s trade secret, Ajinomoto shall have the first right to defend such Third Party suit on behalf of both of the Parties and any expenses or costs incurred by Ajinomoto in connection with such suit, and [***]. Albireo shall render, at Ajinomoto’s expense, all assistance reasonably requested by Ajinomoto in connection with any such suit.  For such suit as Ajinomoto is unable to defend hereunder solely or jointly in its own name, Albireo will join such suit voluntarily at the expense of Ajinomoto. Ajinomoto shall not admit the invalidity of any patent within the Albireo Patent Rights or the Joint Patent Rights, without written consent of Albireo, such consent not to be unreasonably withheld.

If Ajinomoto does not exercise its right to defend Third Party suit granted pursuant to this Section 8.8.2 in a particular jurisdiction within [***] from the date when the relevant suit becomes known to Ajinomoto, then Albireo shall be entitled to defend such suit at its own cost and expense in such jurisdiction subject to Ajinomoto’s prior written approval and any recovery in such suit shall be retained by Albireo in full, subject to the other applicable terms of this Agreement, if any. Albireo shall keep Ajinomoto reasonably informed on a monthly basis, in person or by telephone, prior to and during the pendency of any such suit.  Albireo shall not admit the invalidity of any patent within the Ajinomoto Patent Rights or the Joint Patent Rights without written consent of Ajinomoto, such consent not to be unreasonably withheld.

8.9.Patent Marking.  Each Party agrees to mark and have its Affiliates, and all Licensees and Sublicensees mark all Products (or their containers or labels) as required by the applicable statutes or regulations, if any, in the country or countries of sale thereof.

8.10.No Implied Licenses.  Except as expressly set forth in this Agreement, no right or license under any Albireo Technology or Ajinomoto Technology is granted or shall be granted by implication as a result of the respective rights of the Parties under this Agreement.  All such rights or licenses are or shall be granted only as expressly provided in this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.11.Privileged Communications.  In furtherance of this Agreement, it is possible that Ajinomoto and Albireo should disclose to one another privileged communications with counsel, including opinions, memoranda, letters and other written, electronic and verbal communications.  Such disclosures will be made with the understanding that they shall remain confidential, they will not be deemed to waive any applicable attorney-client privilege and that they are made in connection with the shared community of legal interests existing between Albireo and Ajinomoto, including the community of legal interests in avoiding infringement of any valid, enforceable patents of Third Parties and maintaining the validity of Albireo Patent Rights, Ajinomoto Patent Rights and Joint Patent Rights.

8.12.Recordation of License. The Parties agree and acknowledge that notwithstanding anything in Section 6.1.6, Ajinomoto shall have the right to record or file a summary of the terms of this Agreement disclosing such amount of the terms as is necessary to effect such recordation or filing with any patent office or similar authority in the Territory if Ajinomoto reasonably determines that such recordation is beneficial or required to give effect to or protect its rights under this Agreement.  For clarity, such recordation includes, without limitation, registrations of patent licenses in the Japanese patent office and any equivalents or similar registrations or filings thereto in any other jurisdiction in the Territory and, to the extent permitted under Section 8.3.2, filings of requests for patent term extensions in the Japanese patent office and any equivalents or similar registrations or filings thereto in any other jurisdiction in the Territory.  Albireo shall provide all such cooperation and assistance, and perform all such acts and execute and deliver all such documents, as Ajinomoto may reasonably request in connection with such recordation or filing.  Ajinomoto shall provide Albireo with an English translation of any such summary for prior review and comment at least [***] days before making any recordation or filing and will not unreasonably reject comments provided by Albireo.

9.

GOVERNMENT APPROVALS.  Ajinomoto and Albireo shall cooperate and use respectively all reasonable efforts to make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby.

10.	TERM AND TERMINATION.

10.1.Term.  The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Section 10, shall continue in full force and effect until the expiration of the last-to-expire Royalty Period for any Product in any country in the Territory (the “Term”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.2.Rights of Termination.

10.2.1.Termination for Material Breach.  This Agreement may be terminated effective immediately on a country-by-country basis or in its entirety by written notice by either Party at any time during the Term if the other Party materially breaches this Agreement, which breach remains uncured for [***] days measured from the date that written notice of such breach is given to the breaching Party, which notice shall specify the nature of the breach and demand its cure.  Notwithstanding the foregoing, if a Party is alleged to be in material breach and disputes such termination through the dispute resolution procedures set forth in this Agreement, then the other Party’s right to terminate this Agreement shall be suspended for so long as such dispute resolution procedures are being pursued by the Party in good faith and if it is finally and conclusively determined that the Party is in material breach, then prior to any termination becoming effective or any remedies being enforced, such Party shall have the right to cure such material breach after such determination within the cure period provided above in this Section 10.2.1.

10.2.2.Ajinomoto Right of Termination; Automatic Termination for Failure to Commence Clinical Trials.  Prior to its expiration, this Agreement may be terminated in its entirety, or country-by-country (except for Japan), at any time by Ajinomoto effective upon at least one hundred and eighty (180) days prior written notice to Albireo for any reason.  In addition, this Agreement shall be terminated in its entirety to the extent provided in Section 4.1.2.

10.2.3.Bankruptcy.  This Agreement may be terminated by written notice by either Party at any time during the Term if the other Party shall file in any court or agency, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency, or a petition for reorganization, or a petition for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] days after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors.  The Parties agree that, in case of bankruptcy or insolvency of Albireo without termination of this Agreement by Ajinomoto pursuant to this Section 10.2.3, all rights and licenses granted by Albireo under this Agreement shall remain intact after such bankruptcy or insolvency, and Ajinomoto, as a licensee of such rights and licenses, shall be entitled to retain and may fully exercise all of its rights and elections to the maximum extent available to it under the applicable laws.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.3.Effects of Termination or Expiration.

10.3.1.Effects of Termination by Ajinomoto without Cause or by Albireo with Cause.  If this Agreement is terminated automatically or by Ajinomoto pursuant to Section 10.2.2, or by Albireo pursuant to Section 10.2.1 or 10.2.3, then the following provisions shall be effective, but only for the country or countries for which such termination is effective (the “Relevant Countries”), upon such termination:

(a)All licenses granted by Albireo to Ajinomoto hereunder shall automatically terminate;

(b)All licenses granted by Ajinomoto to Albireo shall become fully paid up, irrevocable, perpetual, royalty-free licenses;

(c)Ajinomoto shall assign to Albireo all right, title and interest in and to: (i) all Regulatory Submissions and Regulatory Approvals Controlled by Ajinomoto pertaining to the Albireo Compound or Products and all data generated in clinical trials undertaken by Ajinomoto, its Affiliates or Sublicensees hereunder, provided that Ajinomoto and its Sublicensees retain the licenses and Right of Reference granted under Section 2 to such Regulatory Submissions, Regulatory Approvals, and data for the countries in the Territory that are not Relevant Countries; (ii) all of Ajinomoto’s interest in any Trademark (including, without limitation, the goodwill symbolized by such Trademark) used to brand the Product; and (iii) all of Ajinomoto’s interest in any copyrights of works exclusively used for the Product to the extent necessary or useful for Commercializing the Product;

(d)Ajinomoto shall grant, and hereby grants, to Albireo, a worldwide, exclusive (even as to Ajinomoto), royalty-free (except as set forth in this subsection (d)) and fully sublicensable license to practice any invention Covered by the Ajinomoto Patent Rights or Joint Patent Rights, and to practice the Ajinomoto Know-How and Joint Know-How, for purposes of Development and Commercialization of any Albireo Compound or Products in the Field.  Notwithstanding the foregoing, in the event this Agreement is terminated by Ajinomoto without cause pursuant to Section 10.2.2, then, with respect to sales of any Royalty-Bearing Product by Albireo or its Licensees in the Relevant Countries in the Territory after such termination, Albireo shall deliver to Ajinomoto a report similar to the report set forth in Section 5.5.1 and pay to Ajinomoto a royalty of [***] percent ([***]%) of net sales (calculated by applying the definition of Net Sales in Section 1.86 mutatis mutandis to sales of Royalty-Bearing Products by Albireo or its Licensees) of such Royalty-Bearing Product by Albireo or its Licensees in the Relevant Countries.  For purposes of this Section 10.3.1, “Royalty-Bearing Product” means a Product, (i) which is Covered by or the use of which is Covered by an Ajinomoto Patent Right or a Joint Patent Right, or which makes use of Ajinomoto Know-How or Joint Know-

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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How; or (ii) for which Regulatory Approval is based substantially on data generated in any activities undertaken by Ajinomoto, its Affiliates or Sublicensees (“Ajinomoto Data”).  Any royalty owed pursuant to this Section 10.3.1(d) shall only be owed on a country-by-country and Royalty-Bearing Product-by-Royalty-Bearing Product basis until the later of (A) the expiration of the last Valid Claim of an Ajinomoto Patent Right or a Joint Patent Right Covering such Royalty-Bearing Product (including its composition and/or formulation) in such country or an Indication (as defined in Section 1.66) of such Royalty-Bearing Product in such country and (B) the expiration of Regulatory Exclusivity of the Ajinomoto Data used to obtain Regulatory Approval of such Royalty-Bearing Product in such country;

(e)Ajinomoto shall furnish Albireo with reasonable cooperation to assure a smooth transition of any clinical or other studies in progress related to the Albireo Compound or Products which Albireo determines to continue in compliance with Applicable Laws and ethical guidelines applicable to the transfer or termination of any such studies.  In the event that Albireo informs Ajinomoto that it does not intend to continue specific development activities then in progress, costs incurred in closing out such activities shall be borne by Ajinomoto.  In addition, Ajinomoto will return all Albireo Confidential Information to Albireo; and

(f)Until termination is effective, the Parties shall continue to perform their obligations under this Agreement, including, without limitation, the Territory Development Plan and Commercialization Plan then in effect and pay all costs allocated for each Party to pay in accordance with any budgets then in effect, except with respect to activities that Albireo elects to discontinue with respect to the Territory Development Plan and Commercialization Plan then in effect, including all payment obligations accrued through the effective date of termination.

Subsection (a) above will be effective upon any such termination, and subsections (b), (c), (d), (e) and (f) above shall be effective upon termination, or if such termination is by Ajinomoto pursuant to Section 10.2.2, upon the earlier of such termination or Albireo’s earlier election.

Notwithstanding the foregoing, subsections (a), (c), (d) and (e) above shall not be applicable for any Product in the Relevant Countries with respect to which the license granted to Ajinomoto under Section 2.1 becomes a fully paid-up license pursuant to Section 5.3.3, except in the event this Agreement is terminated by Albireo pursuant to Section 10.2.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.3.2.Effects of Termination by Ajinomoto with Cause.  If this Agreement is terminated in its entirety by Ajinomoto pursuant to Section 10.2.1 or 10.2.3, (i) all licenses granted by Albireo to Ajinomoto shall automatically terminate; (ii) all licenses granted by Ajinomoto to Albireo shall automatically terminate; and (iii) Albireo shall return all Ajinomoto Confidential Information to Ajinomoto.

10.3.3.Survival of Certain Obligations.  Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing before such expiration or termination.  The provisions of this Agreement that must, by their nature or terms, survive expiration or termination of this Agreement to give effect to their intention, shall so survive.  Such provisions include, without limitation, Sections 2.4 (Joint Technology), 2.6 (Right of Reference) (for the time period set forth therein), 5.3.3 (Fully Paid-Up, Royalty Free License), 5.4 (Payment of Albireo Territory Development Costs and Expert Costs) (to the extent necessary to reimburse costs incurred during the Term), 5.5.1 (Royalty Reports) (to the extent necessary to determine and remit royalty payments on Net Sales earned during the Term), 5.5.2 (Taxes and Withholding) (with respect to payments made after the Term), 5.5.3 (Currency) (with respect to payments made after the Term), 5.5.4 (Method of Payment) (with respect to payments made after the Term), 5.5.5 (Record Keeping) (for the time period set forth therein), 5.5.6 (Audits) (for the time period set forth in Section 5.5.5), 5.5.7 (Interest) (with respect to payments that become overdue during or after the Term), 6.1 (Confidentiality) (for the time period set forth therein), 7.3 (Representation by Legal Counsel), 7.5 (Disclaimer), 8.2 (Ownership), 8.4 (Ajinomoto Patent Rights), 8.5 (Joint Patent Rights outside the Territory) (with respect to Joint Patent Rights filed before the expiration or termination of this Agreement), 8.10 (No Implied Licenses), 8.11 (Privileged Communications), 10.3 (Effects of Termination or Expiration), 11 (Product Liability, Indemnification and Insurance), 12.1 (Governing Law, Jurisdiction; Dispute Resolution), 12.3 (Waiver and Non-Exclusion of Remedies), 12.4 (Notices), 12.5 (Entire Agreement), 12.8 (No Benefit to Others), 12.12 (Publicity), 12.13 (Relationship of the Parties) and 12.14 (Headings), as well as any other Sections or defined terms referred to in such Sections or necessary to give them effect.  Furthermore, any other provisions required to interpret the Parties’ rights and obligations under this Agreement shall survive to the extent required.  Any expiration or early termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.	PRODUCT LIABILITY, INDEMNIFICATION AND INSURANCE.

11.1.Indemnification by Albireo.  Albireo shall indemnify, defend and hold harmless Ajinomoto, its Affiliates and Sublicensees, and each of its and their respective employees, officers, directors and agents (each, a “Ajinomoto Indemnified Party”) from and against any and all losses, damages, liabilities, settlements, penalties, fines and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Liability”) that the Ajinomoto Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of:

(a)any Albireo representation or warranty set forth herein being untrue in any material respect when made or any material breach by Albireo of any of its covenants or obligations hereunder; or

(b)the gross negligence or willful misconduct by or of Albireo, its Affiliates, Sublicensees and Licensees, and their respective employees, officers, directors, and agents; or

(c)any claims arising from or related to Albireo’s development, manufacture or commercialization of the Albireo Compound or Products;

except in each case, to the extent caused by the gross negligence or willful misconduct of Ajinomoto or any Ajinomoto Indemnified Party, or by breach of this Agreement by Ajinomoto.

11.2.Indemnification by Ajinomoto. Ajinomoto shall indemnify, defend and hold harmless Albireo, its Affiliates and Sublicensees, and each of its and their respective employees, officers, directors and agents (each, a “Albireo Indemnified Party”) from and against any and all Liabilities that the Albireo Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of:

(a)any Ajinomoto representation or warranty set forth herein being untrue in any material respect when made or a material breach by Ajinomoto of any of its covenants or obligations hereunder; or

(b)the gross negligence or willful misconduct by or of Ajinomoto, its Affiliates and Sublicensees, and their respective employees, officers, directors and agents; or

(c)any claims arising from or related to Ajinomoto’s development, manufacture or commercialization of the Albireo Compound or Products;

except in each case, to the extent caused by the gross negligence or willful misconduct of Albireo or any Albireo Indemnified Party, or by breach of this Agreement by Albireo.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.3.Procedure.  Each Party shall notify the other in the event it becomes aware of a claim for which indemnification may be sought hereunder or for which Liability is shared pursuant to this Section 11.  In case any proceeding (including, without limitation, any governmental investigation) shall be instituted involving any Party in respect of which indemnity may be sought pursuant to this Section 11, such Party (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) in writing and the Indemnifying Party and Indemnified Party shall meet to discuss how to respond to any claims that are the subject matter of such proceeding.  The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding.  In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  All such fees and expenses incurred pursuant to Section 11.1 or 11.2 shall be reimbursed as they are incurred.  The Indemnifying Party shall not be liable for any settlement of any proceeding unless effected with its written consent.  The Indemnifying Party shall not, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is, or arising out of the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on claims to which the indemnity relates that are the subject matter of such proceeding.

11.4.Insurance.  Each Party further agrees to obtain and maintain, during the term of this Agreement, Commercial General Liability Insurance, Products Liability Insurance and Product Recall Insurance with reputable and financially secure insurance carriers to cover its indemnification obligations under Sections 11.1 or 11.2, as applicable, with limits of not less than [***] U.S. Dollars ($[***]) per occurrence and [***] U.S. Dollars ($[***]) in the aggregate, which shall be raised to [***] U.S. Dollars ($[***]) per occurrence and [***] U.S. Dollars ($[***]) in the aggregate from and after the First Commercial Sale of any Product in any country in the Territory.

11.5.Liability Limitations.

11.5.1.No Consequential Damages.  NOTWITHSTANDING THE FOREGOING, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT THE DAMAGES RESULT FROM A PARTY’S WILLFUL MISCONDUCT OR ARISE FROM A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS SECTION 11.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.5.2.Scope of Albireo’s Liability.  The maximum aggregate amount that Albireo shall be required to pay for indemnification arising under Section 11.1 in respect of all claims by all Ajinomoto Indemnified Parties shall be equal to the total amount of payments actually received by Albireo pursuant to Section 5 of this Agreement (the “Indemnity Cap”); provided, however, that such Indemnity Cap shall not apply to Liabilities based on or arising out of the gross negligence or willful misconduct of Albireo.

12.	MISCELLANEOUS.

12.1.Governing Law, Jurisdiction; Dispute Resolution.

12.1.1.Governing Law.  The interpretation and construction of this Agreement shall be governed by the laws of England, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

12.1.2.Jurisdiction.  With respect to actions for equitable relief brought pursuant to Section 6.1.7 or 12.1.4(e), each Party (i) irrevocably submits to the exclusive jurisdiction of the courts sitting in England, with respect to actions or proceedings arising in whole or in part out of, related to, based upon or in connection with this Agreement or the subject matter hereof; (ii) agrees that all claims in respect of such actions or proceedings may be heard and determined only in any such court; and (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court (except to the extent required to enforce an order, judgment or ruling for equitable relief in an action brought pursuant to Section 6.1.7 or 12.1.4(e) issued by a court sitting in England).  Each Party waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of the other Party with respect thereto.

12.1.3.Dispute Resolution.  In the event of a dispute arising out of or relating to this Agreement either Party shall provide written notice of the dispute to the other, in which event the dispute shall be referred to the executive officers designated below or their successors, for attempted resolution by good faith negotiations within [***] business days after such notice is received.  Said designated officers are, as of the Effective Date, as follows:

For Albireo:[***] or his designate
For Ajinomoto: [***] or his designate

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

In the event the designated executive officers do not resolve such dispute within the allotted [***] business days, either Party may, after the expiration of the [***] business day period, seek to resolve the dispute through arbitration in accordance with Section 12.1.4.  Notwithstanding the preceding, the Parties acknowledge that the failure of the JCC or JDC to reach consensus as to any matter, which failure does not involve a breach by a Party of its obligations hereunder, shall not be deemed a dispute which may be referred for resolution by arbitration hereunder.

12.1.4.Arbitration.

(a)Claims.  Any claim, dispute, or controversy of whatever nature arising between the Parties out of or relating to this Agreement that is not resolved under Section 12.1.3 within the required thirty (30) business days time period, or for which a Party is entitled to seek equitable relief under Section 6.1.7 or 12.1.4(e), including, without limitation, any action or claim based on tort, contract, or statute, or concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement (“Claim”), will be resolved by final and binding arbitration before a panel of three (3) experts with relevant industry experience (the “Arbitrators”).  One (1) Arbitrator will be chosen by Albireo and one (1) Arbitrator will be chosen by Ajinomoto within fifteen (15) business days from the notice of initiation of arbitration.  The third Arbitrator will be chosen by mutual agreement of the Arbitrator chosen by Albireo and the Arbitrator chosen by Ajinomoto within fifteen (15) business days of the date that the last of such Arbitrators were appointed.  The Arbitrators will be administered by the International Chamber of Commerce (the “Administrator”) in accordance with its then existing arbitration rules or procedures regarding commercial or business disputes.  The arbitration will be held in [***].  The Arbitrators will be instructed by the Parties to complete the arbitration within ninety (90) business days after selection of the final Arbitrator.

(b)Arbitrators’ Award.  The Arbitrators will, within fifteen (15) calendar days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including, without limitation, the calculation of any damages awarded. The decision or award rendered by the Arbitrators will be final and non-appealable, and judgment may be entered upon it in accordance with applicable law in England or any other court of competent jurisdiction. The Arbitrators will be authorized to award compensatory damages, but will NOT be authorized (i) to award non-economic damages, such as for emotional distress, pain and suffering or loss of consortium; (ii) to award punitive damages; or (iii) to reform, modify or materially change this Agreement or any other agreements contemplated hereunder; provided, however, that the damage limitations described in parts (i) and (ii) of this sentence will not apply if such damages are statutorily imposed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)Costs.  Each Party will bear [***], and [***] arising out of the arbitration and the costs of the [***], and will pay [***] of the fees and costs of [***]; provided, however, that the Arbitrators will be authorized to determine whether a Party is the prevailing Party, and if so, to award to the prevailing Party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the Administrator and the Arbitrators.

(d)Compliance with this Agreement.  Unless the Parties otherwise agree in writing, during the period of time that any arbitration proceeding is pending under this Agreement, the Parties will continue to comply with all those terms and provisions of this Agreement that are not the subject of the pending arbitration proceeding.

(e)Injunctive or Other Equity Relief.  Nothing contained in this Agreement will deny any Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing arbitration proceeding.

12.2.Force Majeure.  No liability shall result from, and no right to terminate shall arise, in whole or in part, based upon any delay in performance or non-performance, in whole or in part, by either of the Parties to this Agreement to the extent that such delay or non-performance is caused by an event of Force Majeure.  “Force Majeure” means an event that is beyond a non-performing Party’s reasonable control, including, without limitation, an act of God, act of the other Party, strike, lock-out or other industrial/labor dispute, power failure, war, riot, civil commotion, terrorist act, malicious damage, epidemic, quarantine, fire, flood, storm, natural disaster or compliance with any law or governmental order, rule, regulation or direction, whether or not it is later held to be invalid or inapplicable.  The Force Majeure Party shall within ten (10) days of the occurrence of the Force Majeure event, give written notice to the other Party stating the nature of the Force Majeure event, its anticipated duration and any action being taken to avoid or minimize its effect.  Any suspension of performance shall be of no greater scope and of no longer duration than is reasonably required and the Force Majeure Party shall use reasonable efforts to remedy its inability to perform; provided, however, if the suspension of performance continues or is anticipated to continue for thirty (30) days after the date of the occurrence, the unaffected Party shall have the right but not the obligation to perform on behalf of the Force Majeure Party for the duration of such Force Majeure and such additional period as may be reasonably required to assure a smooth and uninterrupted transition of such activities.  If such failure to perform would constitute a material breach of this Agreement in the absence of such event of Force Majeure, and continues for one (1) year from the date of the occurrence and the Parties are not able to agree on appropriate amendments within such period, such other Party shall have the right, notwithstanding the first sentence of this Section 12.2, to terminate this Agreement immediately by written notice to the Force Majeure Party, in which case neither Party shall have any liability to the other except for those rights and liabilities that

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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accrued prior to the date of termination and the consequences of termination pursuant to Sections 10.3.1 or 10.3.2, as applicable, as if such termination was a termination as to which such consequences applied.

12.3.Waiver and Non-Exclusion of Remedies.  A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy shall not constitute a waiver of that provision, right or remedy or prevent such Party from enforcing any or all provisions of this Agreement and exercising any rights or remedies.  To be effective any waiver must be in writing.  The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by law or otherwise available except as expressly set forth herein.

12.4.Notices.

12.4.1.Notice Requirements.  Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized courier service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 12.4.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 12.4.1.  Such Notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second business day (at the place of delivery) after deposit with an internationally recognized courier service.  This Section is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

12.4.2.Address for Notice.

Albireo:

Albireo AB

Arvid Wallgrens Backe 20

413 46 Gothenburg

Sweden

Fax number:+46-31-7411480

Tel number:+46-31-820223

Attention:  Jan P. Mattsson, PhD, Chief Operating Officer

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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With a copy of any notices pursuant to Sections 2.5.4, 6.1.3(a), 6.1.4, 8.7.1, 8.8.1, 10.2, 11.3, 12.1.3, 12.1.4(a), 12.2, 12.3 and/or 12.7:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

U.S.A.

Fax number: +1-(617) 235-0706

Tel number: +1-(617) 951-7826

Attention:  Marc A. Rubenstein

Ajinomoto:

[***]

Attention: [***]

With a copy of any notices pursuant to Sections 2.5.4, 6.1.3(a), 6.1.4, 8.7.1, 8.8.1, 10.2, 11.3, 12.1.3, 12.1.4(a), 12.2, 12.3 and/or 12.7:

Ajinomoto Co., Inc.

15-1, Kyobashi 1-chome, Chuo-ku

Tokyo, 104-8315 Japan

Fax number: +81-(0)3-5250-8347

Tel number: +81-(0)3-5250-8178

Attention:  Intellectual Property Dept.

12.5.Entire Agreement.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement.  This Agreement supersedes all prior agreements, whether written or oral, with respect to the subject matter hereof.  Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in this Agreement.  Nothing in this Agreement is intended to limit or exclude any liability for fraud.  All Schedules or Exhibits referred to in this Agreement are intended to be and are hereby specifically incorporated into and made a part of this Agreement.  In the event of any inconsistency between any such Schedules or Exhibits and this Agreement, the terms of this Agreement shall govern.

12.6.Amendment.  Any amendment or modification of this Agreement must be in writing and signed by authorized representatives of both Parties.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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12.7.Assignment.  Neither Party may assign its rights or delegate its obligations under this Agreement, in whole or in part without the prior written consent of the other Party, except that each Party shall always have the right, without such consent, (i) to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates; and (ii) on written notice to the other Party, assign any or all of its rights and delegate or subcontract any or all of its obligations hereunder to (A) any of its Affiliates or (B) a successor of all or substantially all of the business of such Party or of the portion of such business to which this Agreement relates, whether by way of merger, sale of stock, sale of assets or other transaction (or series of transactions).  Notwithstanding the foregoing, each Party shall remain responsible for any failure to perform on the part of any such Affiliates.  Any attempted assignment or delegation in violation of this Section shall be void.

12.8.No Benefit to Others.  The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights in any other persons except as otherwise expressly provided in this Agreement.

12.9.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.  An executed signature page of this Agreement delivered by facsimile transmission shall be as effective as an original executed signature page.

12.10.Severability.  To the fullest extent permitted by applicable law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect.  If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Agreement.  To the fullest extent permitted by applicable law and if the rights or obligations of any Party will not be materially and adversely affected, all other provisions of this Agreement shall remain in full force and effect and the Parties will use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with applicable law and achieves, as nearly as possible, the original intention of the Parties.

12.11.Further Assurance. Each Party shall perform all further acts and things and execute and deliver such further documents as may be necessary or as the other Party may reasonably require to implement or give effect to this Agreement.

12.12.Publicity.  Notwithstanding Section 6.1.6, it is understood that the Parties will issue a press release announcing the execution of this Agreement in such form as the Parties shall mutually agree.  The Parties agree to consult with each other reasonably and in good faith with respect to the text and timing of any subsequent press releases relating to this Agreement or the activity hereunder prior to the issuance thereof, provided that a Party may not unreasonably withhold consent to such releases, and that either Party may issue such press releases as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure or as are consistent with information disclosed in prior releases properly made hereunder following prior notice to the other Party as much in advance as possible.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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12.13.Relationship of the Parties.  The status of a Party under this Agreement shall be that of an independent contractor. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, or agency relationship between the Parties or, except as otherwise expressly provided in this Agreement, as granting either Party the authority to bind or contract any obligation in the name of or on the account of the other Party or to make any statements, representations, warranties, or commitments on behalf of the other Party.  All Persons employed by a Party or any of its Affiliates shall be employees of such Party or its Affiliates and not of the other Party or such other Party’s Affiliates and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party or its Affiliates, as applicable.

12.14.Headings.  The titles, and section and subsection headings, herein are for convenience of reference only and shall not affect the construction of this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

AJINOMOTO PHARMACEUTICALS CO., LTD.		ALBIREO AB

By	/s/ T. Toyoda	By	/s/ Jan Mattsson

Name:	Tomoyasu Toyoda	Name:	Jan Mattsson
Title:	President & CEO	Title:	COO

		By	/s/ D. J. Chiswell
		Name:	D. J. Chiswell
		Title:	Chairman

[Signature Page to License Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Schedule 1.9

Albireo Compound

Albireo name: A3309 (previously known as AZD7806)

International Non-proprietary Name (INN): Elobixibat.

Systematic name : N-{(2R)-2-[({[3,3-dibutyl-7-(methylthio)-1,1-dioxido-5-phenyl-2,3,4,5‑tetrahydro-1,5-benzothiazepin-8-yl]oxy}acetyl)amino]-2-phenylethanoyl}glycine

Structural formula:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Schedule 1.12

Albireo Patent Rights

The headings are: Reference; Country Name (using standard WIPO two-letter codes); Status (I = inactive; F = filed/pending; G = granted); Application Number; Registration No. = Patent No.

Case No: [***]
Reference	Country	Status	Application No.	Registration No.
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Case No: [***]
Reference	Country	Status	Application No.	Registration No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Schedule 1.23

Chronic Idiopathic Constipation

I. Definition of Chronic Idiopathic Constipation

A diagnosis of Chronic Idiopathic Constipation (“CIC”) (synonymous with functional constipation and chronic constipation) can be based on clinical symptoms, a physician’s opinion, the Rome I, II or III diagnostic criteria (1-3), WGO (4) or ACG (5) guidelines. It is characterized by unsatisfactory defecation that results from infrequent stools, difficult stool passage, or both. The pathophysiology is multi-factorial and may include dysfunction of intestinal motility, visceral sensitivity, ano-rectal musculature and the enteric nervous system. The term chronic implies that the symptom duration is more than three (3) months.

II. References

1.	Whitehead WE, Chaussade S, Corazziari E, et al. Report of an international workshop on management of constipation. Gastroenterol Int 1991;4:99-113
2.	Thompson WG, Longstreth GF, Drossman DA, et al. Functional bowel disorders and functional abdominal pain. Gut 1999;45 (Suppl II):1143-7
3.	Longstreth GF, Thompson WG, Chey WD, et al. Functional bowel disorders. Gastroenterology 2006;130:1480-91
4.

Lindberg, Greger; Hamid, Saeed S. ,  Malfertheiner, Peter et al. WGO Guideline. World Gastroenterology Organisation Global Guideline: Constipation—A Global Perspective. J Clin Gastroenterol 2011; 45: 483–487

5.	American College of Gastroenterology Chronic Constipation Task Force. An Evidence-Based Approach to the Management of Chronic Constipation in North America. Am J Gastroenterol 2005; 100: S1-S4

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 1.54

Rome III Diagnostic Criteria for Functional Gastrointestinal Disorders

[See attached.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 1.115

Territory Development Plan

          [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 4.2.1

Global Development Plan

[See attached.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT 6.3.1

[***]

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.